      HOME OFFICE                         ANNUITY SERVICE OFFICE MAILING ADDRESS
 100 Summit Lake Drive                                P.O. Box 9013
      Second Floor                           Boston, Massachusetts 02205-9013
Valhalla, New York 10595                          www.manulifenewyork.com


                    THE MANUFACTURERS LIFE INSURANCE COMPANY

                         OF NEW YORK SEPARATE ACCOUNT A

                                       OF

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                       FLEXIBLE PURCHASE PAYMENT DEFERRED

                 COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT

                                NON-PARTICIPATING

         This Prospectus describes an annuity contract (the "contract") issued by The Manufacturers Life Insurance Company of New York ("WE" or "US" or "MANULIFE NEW YORK"). The contract is a flexible purchase payment, individual, deferred, non-participating, combination fixed and variable annuity contract. Contract values and annuity benefit payments are based upon sixty investment options. Fifty-nine options are variable and one is a fixed account option.

         - Contract values (other than those allocated to the fixed account) and variable annuity benefit payments will vary according to the investment performance of the sub-accounts of one of our separate accounts, The Manufacturers Life Insurance Company of New York Separate Account A (the "VARIABLE ACCOUNT"). Contract values may be allocated to, and transferred among, one or more of those sub-accounts.

         - Each sub-account's assets are invested in Series II shares of a corresponding portfolio of a mutual fund, Manufacturers Investment Trust (the "Trust"). We will provide the contract owner ("you") with the prospectus for the Trust with this Prospectus.

         - Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

         - Except as specifically noted here and under the caption "FIXED ACCOUNT INVESTMENT OPTION" below, this Prospectus describes only the variable portion of the contract.

         -        Special terms are defined in a glossary in Appendix A.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING.

THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

- Additional information about the contract and the Variable Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the SEC and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing us at the address on the front cover or by telephoning (877) 391-3748.

- The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the contracts and the Variable Account.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


General Information and History..........................................3
Performance Data.........................................................3
Services
       Independent Auditors.............................................23
       Servicing Agent..................................................23
       Principal Underwriter............................................23
Audited Financial Statements............................................24




 The date of this Prospectus is September 18, 2002 as amended November 25, 2002



NY Venture III 2002

                                TABLE OF CONTENTS


SUMMARY....................................................4
GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT,
  THE TRUST...............................................11
     The Manufacturers Life Insurance Company of
        New York..........................................11
     The Variable Account ................................12
     The Trust............................................12
DESCRIPTION OF THE CONTRACT ..............................19
   ACCUMULATION PERIOD PROVISIONS.........................19
     Purchase Payments ...................................19
     Accumulation Units ..................................19
     Value of Accumulation Units .........................20
     Net Investment Factor ...............................20
     Transfers Among Investment Options ..................20
     Maximum Number of Investment Options.................21
     Telephone Transactions ..............................21
     Special Transfer Services - Dollar Cost Averaging....21
     Asset Rebalancing Program............................22
     Withdrawals..........................................22
     Special Withdrawal Services - The Income Plan .......23
     Death Benefit During Accumulation Period.............23
     Payment of Death Benefit.............................24
   PAY-OUT PERIOD PROVISIONS .............................25
     General .............................................25
     Annuity Options .....................................25
     Determination of Amount of the First Variable
     Annuity Payment......................................26
     Annuity Units and the Determination of
     Subsequent Variable Annuity Payments ................27
     Transfers During Pay-out Period .....................27
     Death Benefit During Pay-out Period..................27
   OTHER CONTRACT PROVISIONS .............................28
     Ten Day Right to Review .............................28
     Ownership ...........................................28
     Annuitant ...........................................29
     Change of Maturity Date..............................29
     Beneficiary..........................................29
     Our Approval ........................................29
     Misstatement and Proof of Age, Sex or Survival.......29
   FIXED ACCOUNT INVESTMENT OPTION
     SECURITIES REGISTRATION..............................29
     INVESTMENT OPTIONS...................................29
     INVESTMENT ACCOUNTS..................................30
     RENEWALS.............................................30
     TRANSFERS............................................30
     WITHDRAWALS..........................................30
     LOANS................................................30
     FIXED ANNUITY OPTIONS ...............................30
   OPTIONAL BENEFITS......................................31
     Annual Step Death Benefit  ..........................31
     Guaranteed Retirement Income Programs ...............32
CHARGES AND DEDUCTIONS ...................................37
     Withdrawal Charges ..................................37
     Administration Fee...................................38
     Distribution Fee.....................................39
     Mortality and Expense Risks Charge ..................39
     Taxes ...............................................39

FEDERAL TAX MATTERS ......................................39
   INTRODUCTION ..........................................39
   OUR TAX STATUS ........................................40
   TAXATION OF ANNUITIES IN GENERAL ......................40
     Tax Deferral During Accumulation Period .............40
     Taxation of Partial and Full Withdrawals ............42
     Taxation of Annuity Benefit Payments ................42
     Taxation of Death Benefit Proceeds ..................43
     Penalty Tax on Premature Distributions ..............43
     Aggregation of Contracts ............................43
   QUALIFIED RETIREMENT PLANS ............................44
     Direct Rollovers ....................................45
     Loans................................................45
FEDERAL INCOME TAX WITHHOLDING............................46
GENERAL MATTERS...........................................46
     Performance Data.....................................46
     Asset Allocation and Timing Services.................47
     Distribution of Contracts ...........................47
     Contract Owner Inquiries.............................47
     Confirmation Statements..............................47
     Legal Proceedings ...................................47
     Voting Interest......................................47
     Reinsurance Arrangements.............................48
APPENDIX A: SPECIAL TERMS.................................A-1
APPENDIX B: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE..B-1
APPENDIX C: QUALIFIED PLAN TYPES..........................C-1

                                     SUMMARY

OVERVIEW OF THE CONTRACT. The contract offered by this Prospectus is a flexible purchase payment deferred combination fixed and variable annuity contract. The contract provides for the accumulation of contract values and the payment of annuity benefits on a variable and/or fixed basis. The Prospectus describes individual deferred annuity contracts.

Under the contract, you make one or more payments to us for a period of time (the "ACCUMULATION PERIOD") and then later, beginning on the "MATURITY DATE" we make one or more annuity benefit payments to you (the "PAY-OUT PERIOD"). Contract values during the accumulation period and the amounts of annuity benefit payments during the pay-out period may either be variable or fixed, depending upon the investment option(s) you select. You may use the contract to fund either a non-qualified or tax-qualified retirement plan.

When you purchase a variable annuity for any tax-qualified retirement plan, the variable annuity does not provide any additional tax deferred treatment of earnings beyond the treatment provided by the plan. Consequently, you should purchase a variable annuity for a tax-qualified plan only on the basis of other benefits offered by the variable annuity. These benefits may include lifetime income payments, protection through the death benefit, and guaranteed fees.

PURCHASE PAYMENT LIMITS. The minimum initial purchase payment is $10,000. Purchase payments normally may be made at any time. If a purchase payment would cause your contract value to exceed $1,000,000, or your contract value already exceeds $1,000,000, however, you must obtain our approval in order to make the payment.

INVESTMENT OPTIONS. Upon issuance of the contract, purchase payments may be allocated among up to seventeen of the available investment options (including the fixed account investment option). After the contract is issued, there is no limit on the number of investment options to which you may allocate purchase payments. Currently, fifty-nine Variable Account investment options and one fixed account investment option are available under the contract. Each Variable Account investment option is a sub-account of the Variable Account that invests in Series II shares of a corresponding portfolio of the Trust. A full description of each portfolio of the Trust is in the accompanying Prospectus of the Trust. Your contract value during the accumulation period and the amounts of annuity benefit payments will depend upon the investment performance of the portfolio underlying each sub-account of the Variable Account you select and/or upon the interest we credit on any allocation to the fixed account option. Subject to certain regulatory limitations, we may elect to add, subtract or substitute investment options.

Allocating assets only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your contract will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your financial consultant.

TRANSFERS. During the accumulation period, you may transfer your contract values among the Variable Account investment options and from the Variable Account investment options to the fixed account investment option without charge. In addition, you may transfer contract values from the fixed account investment option to the Variable Account investment options at the end of the one year guarantee period. During the pay-out period, you may transfer your allocations among the Variable Account investment options, but transfers from Variable Account options to the fixed account option or from the fixed account option to Variable Account options are not permitted.

WITHDRAWALS. During the accumulation period, you may withdraw all or a portion of your contract value. The amount you withdraw from any investment account must be at least $300 or, if less, your entire balance in that investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce your contract value to less than $300, we will treat your withdrawal request as a request to withdraw all of your contract value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax. A systematic withdrawal plan service is available under the contract.

DEATH BENEFITS. We will pay the death benefit described herein to your BENEFICIARY if you die during the accumulation period. If a contract is owned by more than one person, then the surviving contract owner will be deemed the beneficiary of the deceased contract owner. No death benefit is payable on the death of any ANNUITANT (a natural person or persons to whom ANNUITY BENEFIT PAYMENTS are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies), except that if any contract owner is not a natural person, the death of any annuitant will be treated as the death of an owner. The amount of the death benefit will be calculated as of the date on which our Annuity Service Office receives written notice and proof of death and all required claim forms. The amount of the death benefit will be the greater of:
(a) the contract value, or (b) the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

OPTIONAL BENEFITS

         Annual Step Death Benefit. You may elect the optional Annual Step Death Benefit at the time the contract is issued and if the rider is available for sale in the state where the contract is sold. An additional fee of 0.05% is imposed for this death benefit. Election of the Annual Step Death Benefit is irrevocable. The amount of the death benefit for the Annual Step Death Benefit is the greater of:

                  a)       the death benefit described above; or

                  b)       the Annual Step Death Benefit.

         The Annual Step Death Benefit is the greatest Anniversary Value after the effective date of the Annual Step Death Benefit but prior to the oldest owner's 81st birthday. The Anniversary Value is equal to the contract value on the last day of the contract year, plus subsequent purchase payments, less amounts deducted in connection with partial withdrawals since the last day of the contract year. If the oldest owner is age 80 or older on the effective date of the Annual Step Death Benefit, the Annual Step Death Benefit is zero. THEREFORE, IF THE OLDEST OWNER OF A CONTRACT IS AGE 80 OR OLDER, THE ANNUAL STEP DEATH BENEFIT SHOULD NOT BE ELECTED.

THE ADDITION OF THE ANNUAL STEP DEATH BENEFIT TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

         Guaranteed Retirement Income Programs.

         Two Guaranteed Retirement Income Programs are offered under the contract, GRIP and GRIP II. Only one Guaranteed Retirement Income Program per contract may be elected upon issuance and once elected is irrevocable. Each guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying the Income Base to the annuity purchase rates in the GRIP or GRIP II rider. The material differences between the two programs are as follows: (a) for GRIP, the Income Base is based on the maximum anniversary value and for GRIP II, the Income Base is calculated as the greater of purchase payments accumulated at a fixed growth factor or the maximum contract anniversary value, reduced proportionately for partial withdrawals, (b) for GRIP, the annual fee is 0.30% of Income Base and for GRIP II, the annual fee is 0.45% of Income Base (these fees are deducted from the contract value on each contract anniversary), and (c) if GRIP II is elected, the fixed accounts are not available as investment options. If either GRIP or GRIP II is exercised and the annuity payments available under the contract are greater than the monthly payments provided by GRIP or GRIP II (as applicable), we will pay the monthly annuity payment available under the contract.

REINSURANCE ARRANGEMENTS. We utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no contract owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations.

ANNUITY BENEFIT PAYMENTS. We offer a variety of fixed and variable annuity payment options. Periodic annuity benefit payments will begin on the "maturity date" (the first day of the pay-out period). You select the maturity date, the frequency of payment and the type of annuity benefit payment option. Annuity benefit payments are made to the annuitant.

If the annuitant dies during the pay-out period and the annuity payment method selected called for payments for a guaranteed period, we will make the remaining guaranteed payments to the beneficiary.

TEN DAY REVIEW. You may cancel your contract by returning it to us within 10 days of receiving it.

TAXATION. Generally all earnings on the underlying investments are tax-deferred until withdrawn or until annuity benefit payments begin. Normally, a portion of each annuity benefit payment is taxable as ordinary income. Partial and total withdrawals generally are taxable as ordinary income to the extent contract value prior to the withdrawal exceeds the purchase payments you have made, minus any prior withdrawals that were not taxable. A 10% penalty tax may apply to withdrawals prior to age 59-1/2.

CHARGES AND DEDUCTIONS. The following table and Example are designed to assist you in understanding the various costs and expenses related to the contract. The table reflects expenses of the Variable Account and the underlying portfolios. In addition to the items listed in the following table, premium taxes may be applicable to certain contracts. The items listed under "Separate Account

Annual Expenses" are more completely described in this Prospectus under "Charges and Deductions." The items listed under "Trust Annual Expenses" are described in detail in the accompanying Prospectus of the Trust.

Deferred sales load (as percentage of purchase payments):

              NUMBER OF COMPLETE YEARS                   WITHDRAWAL CHARGE
            PURCHASE PAYMENT IN CONTRACT                    PERCENTAGE
                          0                                     6%
                          1                                     5%
                          2                                     4%
                          3+                                    0%

ANNUAL CONTRACT FEE          .......................................................    None

TRANSFER FEE                 .......................................................    None.

We reserve the right, however, to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee has not yet been determined.

SEPARATE ACCOUNT ANNUAL EXPENSES
   (as a percentage of average account value)
Mortality and expense risks fee.....................................................    1.25%
Administration fee - asset based....................................................    0.15%
Distribution fee....................................................................    0.25%

TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES (WITHOUT OPTIONAL RIDERS)....................    1.65%

Optional Annual Step Death Benefit fee..............................................    0.05%

TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES (WITH ALL AVAILABLE OPTIONAL DEATH
   BENEFITS REFLECTED)..............................................................    1.70%

Optional GRIP Fee...................................................................    0.30%*
(as a percentage of GRIP Income Base. A complete definition of GRIP Income Base may be found below under "Guaranteed Retirement Income Programs.")

-------------
* The annual GRIP Fee is 0.30% multiplied by the Income Base. The GRIP Fee is deducted from the account value.

Optional Grip II Fee................................................................    0.45%*
(as a percentage of GRIP II Income Base. A complete definition of GRIP II Income
Base may be found below under "Guaranteed Retirement Income Program II.")

-------------
* The annual GRIP II fee is 0.45% multiplied by the Income Base. The Grip II Fee is deducted from the account value on each contract anniversary.

                    TRUST ANNUAL EXPENSES (SERIES II SHARES)

     (as a percentage of Trust average net assets for the fiscal year ended
                               December 31, 2001)

                                                                                      TOTAL TRUST
                                                  SERIES II     OTHER EXPENSES        ANNUAL EXPENSES
                                 MANAGEMENT       RULE 12B-1    (AFTER EXPENSE        (AFTER EXPENSE
TRUST PORTFOLIO                  FEES             FEES          REIMBURSEMENT)        REIMBURSEMENT)
Internet Technologies            1.000%              0.350%        0.110%             1.46%
Pacific Rim Emerging Markets     0.700%              0.350%        0.380%             1.43%
Telecommunications               0.950%              0.350%        0.340%             1.64%(A)
Science & Technology             0.916%(D)           0.350%        0.060%             1.33%
International Small Cap          0.950%              0.350%        0.500%             1.80%
Health Sciences                  0.942%(D)           0.350%        0.350%             1.64%(A)
Aggressive Growth                0.850%              0.350%        0.070%             1.27%

                                                                                      TOTAL TRUST
                                                  SERIES II     OTHER EXPENSES        ANNUAL EXPENSES
                                 MANAGEMENT       RULE 12B-1    (AFTER EXPENSE        (AFTER EXPENSE
TRUST PORTFOLIO                  FEES             FEES          REIMBURSEMENT)        REIMBURSEMENT)
Emerging Small Company           0.900%              0.350%        0.070%             1.32%
Small Company Blend              0.900%              0.350%        0.120%             1.37%
Dynamic Growth                   0.850%              0.350%        0.080%             1.28%
Mid Cap Growth                   0.850%              0.350%        0.390%             1.59%(A)
Mid Cap Opportunities            0.850%              0.350%        0.440%             1.64%(A)
Mid Cap Stock                    0.775%              0.350%        0.080%             1.20%
All Cap Growth                   0.785%              0.350%        0.060%             1.19%
Financial Services               0.800%              0.350%        0.260%             1.41%(A)
Overseas                         0.800%              0.350%        0.150%             1.30%
International Stock              0.838%(D)           0.350%        0.170%             1.36%
International Value              0.850%              0.350%        0.150%             1.35%
Capital Appreciation             0.750%              0.350%        0.300%             1.40%
Strategic Opportunities          0.700%              0.350%        0.060%             1.11%
Quantitative Mid Cap             0.650%              0.350%        0.100%             1.10%(A)
Global Equity                    0.750%              0.350%        0.110%             1.21%
Strategic Growth                 0.750%              0.350%        0.200%             1.30%(A)
All Cap Core(G)                  0.697%              0.350%        0.060%             1.11%

Large Cap Growth                 0.750%              0.350%        0.080%             1.18%
All Cap Value                    0.800%              0.350%        0.470%             1.62%(B)
Capital Opportunities            0.750%              0.350%        0.500%(F)          1.60%(A,F)
Quantitative Equity              0.599%              0.350%        0.060%             1.01%
Blue Chip Growth                 0.702%(D)           0.350%        0.060%             1.11%
Utilities                        0.750%              0.350%        0.500%(F)          1.60%(A,F)
Real Estate Securities           0.645%              0.350%        0.070%             1.07%
Small Company Value              0.891%(D)           0.350%        0.110%             1.35%
Mid Cap Value                    0.800%              0.350%        0.200%             1.35%(A)
Value                            0.642%              0.350%        0.060%             1.05%
Tactical Allocation              0.750%              0.350%        0.400%             1.50%
Fundamental Value                0.798%              0.350%        0.120%             1.27%(A)
Growth & Income                  0.529%              0.350%        0.050%             0.93%
U.S. Large Cap Value             0.725%              0.350%        0.050%             1.13%
Equity-Income                    0.711%(D)           0.350%        0.050%             1.11%
Income & Value                   0.650%              0.350%        0.070%             1.07%
Balanced                         0.563%              0.350%        0.100%             1.01%
High Yield                       0.625%              0.350%        0.060%             1.04%
Strategic Bond                   0.625%              0.350%        0.080%             1.06%
Global Bond                      0.600%              0.350%        0.220%             1.17%
Total Return                     0.600%              0.350%        0.060%             1.01%
Investment Quality Bond          0.500%              0.350%        0.090%             0.94%
Diversified Bond                 0.600%              0.350%        0.070%             1.02%
U.S. Government Securities       0.550%              0.350%        0.060%             0.96%
Money Market                     0.350%              0.350%        0.050%             0.75%
Small Cap Index                  0.375%              0.350%        0.075%             0.80%
International Index              0.400%              0.350%        0.050%             0.80%
Mid Cap Index                    0.375%              0.350%        0.075%             0.80%
Total Stock Market Index         0.375%              0.350%        0.060%             0.79%
500 Index                        0.375%              0.350%        0.050%             0.77%
Lifestyle Aggressive 1000        0.065%              0.000%        0.010%             0.075%(B,C)
Lifestyle Growth 820             0.054%              0.000%        0.021%             0.075%(B,C)
Lifestyle Balanced 640           0.054%              0.000%        0.021%             0.075%(B,C)
Lifestyle Moderate 460           0.062%              0.000%        0.013%             0.075%(B,C)
Lifestyle Conservative 280       0.069%              0.000%        0.006%             0.075%(B,C)




(A) Annualized; For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(B) The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust as noted below. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

         If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 2001) as noted in the chart below:

                                                                                            TOTAL TRUST
                                     MANAGEMENT         RULE               OTHER            ANNUAL
   TRUST PORTFOLIO                   FEES               12B-1 FEES         EXPENSES         EXPENSES
   Lifestyle Aggressive 1000         0.065%             0.000%             1.081%           1.146%
   Lifestyle Growth 820              0.054%             0.000%             0.998%           1.052%
   Lifestyle Balanced 640            0.054%             0.000%             0.914%           0.968%
   Lifestyle Moderate 460            0.062%             0.000%             0.823%           0.885%
   Lifestyle Conservative 280        0.069%             0.000%             0.790%           0.859%

(C) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote ( B ) above.

(D) Effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, the Blue Chip Growth Trust, the Equity-Income Trust and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

                                                    FEE REDUCTION
 COMBINED ASSET LEVELS                    (AS A PERCENTAGE OF THE ADVISORY FEE)
 First $750 million                                       0.00%
 Between $750 million and $1.5 billion                    5.00%
 Between $1.5 billion and $3.0 billion                    7.50%
 Over $3.0 billion                                       10.00%

         The fee reductions are applied to the advisory fees of each of the six portfolios. (However, in the case of the Small Company Value Trust, the fee reduction will be reduced by 0.05% of the first $500 million in net assets.) This voluntary fee waiver may be terminated at any time by the adviser. As of December 31, 2001, the combined asset level for all six portfolios was approximately $4.097 billion resulting in a fee reduction of 5.00%. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well.

(E) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. For Series II shares, if such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.07% and 0.82%, respectively, for the International Index Trust, 0.075% and 0.80%, respectively, for the Small Cap Index Trust, and 0.075% and 0.80%, respectively, for the Mid Cap Index Trust and 0.06% and 0.79%, respectively, for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2002 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.

(F) For all portfolios except the Lifestyle Trusts, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Capital Opportunities and Utilities Trusts, the Adviser reimbursed the portfolios for certain expenses for the year ended December 31, 2001. For Series II shares, if such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.560% and 1.66%, respectively, for the Capital Opportunities Trust and 0.610% and 1.71%, respectively for the Utilities Trust. These voluntary expense reimbursements may be terminated at any time.


(G)      Formerly, Growth Trust.

EXAMPLES

If you surrendered the contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming (a) the maximum separate account annual expenses of 1.70% (including the optional Annual Step Death Benefit fee and the optional GRIP II fee of 0.45% of Income Base),
(b) all Trust portfolio expense reimbursements remain in effect for the time periods illustrated and (c) a 5% annual return on assets.


TRUST PORTFOLIO                          1 YEAR    3 YEAR    5 YEAR    10 YEAR
Internet Technologies                      92       150       191        402
Pacific Rim Emerging Markets               91       149       190        399
Telecommunications                         93       155       200        418
Science & Technology                       91       147       185        390
International Small Cap                    95       160       207        432
Health Sciences                            93       155       200        418
Aggressive Growth                          90       145       182        385
Emerging Small Company                     90       146       184        389
Small Company Blend                        91       148       187        394
Dynamic Growth                             90       145       182        386
Mid Cap Growth                             93       154       197        414
Mid Cap Opportunities                      93       155       200        418
Mid Cap Stock                              89       143       178        378
All Cap Growth                             89       143       178        377
Financial Services                         91       149       189        397
Overseas                                   90       146       183        387
International Stock                        91       147       186        393
International Value                        91       147       186        392
Capital Appreciation                       91       148       188        397
Strategic Opportunities                    88       140       174        370
Quantitative Mid Cap                       88       140       174        369
Global Equity                              89       143       179        379
Strategic Growth                           90       146       183        387
All Cap Core (A)                           88       140       174        370
Large Cap Growth                           89       142       178        376
All Cap Value                              93       155       199        416
Capital Opportunities                      93       154       198        414
Quantitative Equity                        88       137       169        360
Blue Chip Growth                           88       140       174        370
Utilities                                  93       154       198        414
Real Estate Securities                     88       139       172        366
Small Company Value                        91       147       186        392
Mid Cap Value                              91       147       186        392
Value                                      88       139       171        364
Tactical Allocation                        92       151       193        406
Fundamental Value                          90       145       182        385
Growth & Income                            87       135       165        353
U.S. Large Cap Value                       89       141       175        372
Equity Income                              88       140       174        370
Income & Value                             88       139       172        366
Balanced                                   88       137       169        360
High Yield                                 88       138       171        363
Strategic Bond                             88       139       172        365
Global Bond                                89       142       177        375
Total Return                               88       137       169        360
Investment Quality Bond                    87       135       166        354
Diversified Bond                           88       138       170        361
U.S. Government Securities                 87       136       167        356
Money Market                               85       130       156        335

TRUST PORTFOLIO                          1 YEAR    3 YEAR    5 YEAR    10 YEAR
Small Cap Index                            86       131       159        340
International Index                        86       131       159        340
Mid Cap Index                              86       131       159        340
Total Stock Market Index                   85       131       158        339
500 Index                                  85       131       157        337
Lifestyle Aggressive 1000                  79       110       122        267
Lifestyle Growth 820                       79       110       122        267
Lifestyle Balanced 640                     79       110       122        267
Lifestyle Moderate 460                     79       110       122        267
Lifestyle Conservative 280                 79       110       122        267


(A)      Formerly, Growth Trust.


If you annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming (a) the maximum separate account annual expenses of 1.70% (including the optional Annual Step Death Benefit fee and the optional GRIP II fee of 0.45% of Income Base), (b) all Trust portfolio expense reimbursements remain in effect for the time periods illustrated and (c) a 5% annual return on assets.


TRUST PORTFOLIO                        1 YEAR      3 YEAR     5 YEAR     10 YEAR
Internet Technologies                    37         112        191         402
Pacific Rim Emerging Markets             36         111        190         399
Telecommunications                       38         118        200         418
Science & Technology                     35         109        185         390
International Small Cap                  40         122        207         432
Health Sciences                          38         118        200         418
Aggressive Growth                        35         107        182         385
Emerging Small Company                   35         108        184         389
Small Company Blend                      36         110        187         394
Dynamic Growth                           35         107        182         386
Mid Cap Growth                           38         116        197         414
Mid Cap Opportunities                    38         118        200         418
Mid Cap Stock                            34         105        178         378
All Cap Growth                           34         104        178         377
Financial Services                       36         111        189         397
Overseas                                 35         108        183         387
International Stock                      36         109        186         393
International Value                      36         109        186         392
Capital Appreciation                     36         111        188         397
Strategic Opportunities                  33         102        174         370
Quantitative Mid Cap                     33         102        174         369
Global Equity                            34         105        179         379
Strategic Growth                         35         108        183         387
All Cap Core(A)                          33         102        174         370
Large Cap Growth                         34         104        178         376
All Cap Value                            38         117        199         416
Capital Opportunities                    38         116        198         414
Quantitative Equity                      32          99        169         360
Blue Chip Growth                         33         102        174         370
Utilities                                38         116        198         414
Real Estate Securities                   33         101        172         366
Small Company Value                      36         109        186         392
Mid Cap Value                            36         109        186         392
Value                                    33         100        171         364
Tactical Allocation                      37         113        193         406
Fundamental Value                        35         107        182         385

TRUST PORTFOLIO                        1 YEAR      3 YEAR     5 YEAR     10 YEAR
Growth & Income                          31          97        165         353
U.S. Large Cap Value                     33         103        175         372
Equity Income                            33         102        174         370
Income & Value                           33         101        172         366
Balanced                                 32          99        169         360
High Yield                               32         100        171         363
Strategic Bond                           33         101        172         365
Global Bond                              34         104        177         375
Total Return                             32          99        169         360
Investment Quality Bond                  31          97        166         354
Diversified Bond                         32          99        170         361
U.S. Government Securities               32          98        167         356
Money Market                             30          91        156         335
Small Cap Index                          30          93        159         340
International Index                      30          93        159         340
Mid Cap Index                            30          93        159         340
Total Stock Market Index                 30          92        158         339
500 Index                                30          92        157         337
Lifestyle Aggressive 1000                23          71        122         267
Lifestyle Growth 820                     23          71        122         267
Lifestyle Balanced 640                   23          71        122         267
Lifestyle Moderate 460                   23          71        122         267
Lifestyle Conservative 280               23          71        122         267



(A)      Formerly, Growth Trust


For purposes of presenting the foregoing Examples, we have made certain assumptions. We have assumed that, where applicable, the maximum sales load is deducted, that there are no transfers or other transactions and that the "Other Expenses" line item under "Trust Annual Expenses" will remain the same (including any voluntary expense reimbursement continuing in effect). Those assumptions, (each of which is mandated by the SEC in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts) do not take into account certain features of the contract and prospective changes in the size of the portfolios which may operate to change the expenses borne by contract owners. CONSEQUENTLY, THE AMOUNTS LISTED IN THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES BORNE BY CONTRACT OWNERS MAY BE GREATER OR LESSER THAN THOSE SHOWN.

         LOCATION OF FINANCIAL STATEMENTS OF REGISTRANT AND DEPOSITOR

                  Our financial statements and those of the Variable Account may be found in the Statement of Additional Information.

         GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE TRUST

         THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

         We are an indirect subsidiary of MFC.

         We are a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Valhalla New York 10595.

         We are a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("MANULIFE USA"), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan with its principal office located at 73 Tremont Street, Boston, Massachusetts 02108. Manulife USA is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as MANULIFE FINANCIAL.

         The Manufacturers Life Insurance Company of New York's financial ratings are as follows:

         A++ A.M. Best

         Superior companies have a very strong ability to meet their obligations; 1st category of 16


         AA+ Fitch



         Very strong capacity to meet policyholder and contract obligations; 2nd category of 22


         AA+ Standard & Poor's

         Very strong financial security characteristics; 2nd category of 21

         These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of The Manufacturers Life Insurance Company of New York's ability to honor the death benefit, fixed account guarantees and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

         THE VARIABLE ACCOUNT

         The Variable Account is one of our separate accounts that invests the contract values you allocate to it in the Trust portfolio(s) you select.

                  We established the Variable Account on March 4, 1992 as a separate account under the laws of New York. The income, gains and losses, whether or not realized, from assets of the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses. Nevertheless, all obligations arising under the contracts are our general corporate obligations. Assets of the Variable Account may not be charged with liabilities arising out of any of our other business.

                  The Variable Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account. If we determine that it would be in the best interests of persons having voting rights under the contracts, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

                  The Variable Account currently has fifty-nine sub-accounts. We reserve the right, subject to prior approval of the New York Superintendent of Insurance and compliance with applicable law, to add other sub-accounts, eliminate existing sub-accounts, combine sub-accounts or transfer assets in one sub-account to another sub-account that we, or an affiliated company, may establish.

         THE TRUST

         The Trust is a mutual fund in which the Variable Account invests.

                  The assets of each sub-account of the Variable Account are invested in Series II shares of a corresponding investment portfolio of the Trust. A description of each Trust portfolio is set forth below. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the portfolios is diversified for purposes of the 1940 Act, except for the Dynamic Growth Trust, Global Bond Trust, Utilities Trust, Health Sciences Trust, Real Estate Securities Trust and the five Lifestyle Trusts which are non-diversified. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS").

                  Each of the Trust portfolios, except the Lifestyle Trusts, are subject to a Rule 12b-1 fee of 0.35% of a portfolio's Series II net assets.


                  The Trust currently has the following subadvisers who manage the portfolios of the Trust which are investment options for this contract, one of which is MFC Global Investment Management (U.S.A.) Limited ("MFC Global Investment Management"). Both MSS and MFC Global Investment Management are affiliates of ours.

SUBADVISER                                          PORTFOLIO
A I M Capital Management, Inc.               All Cap Growth Trust
                                             Aggressive Growth Trust

Capital Guardian Trust Company               Small Company Blend Trust
                                             U.S. Large Cap Value Trust
                                             Income & Value Trust
                                             Diversified Bond Trust

Deutsche Asset Management, Inc               Real Estate Securities Trust
                                             Dynamic Growth Trust
                                             All Cap Core Trust(B)
                                             Lifestyle Trusts

Deutsche Asset Management Investment         International Stock Trust
Services Ltd.

Davis Advisors,                              Financial Services Trust
                                             Fundamental Value Trust

The Dreyfus Corporation                      All Cap Value Trust

Fidelity Management & Research Company       Strategic Opportunities Trust
                                             Large Cap Growth Trust
                                             Overseas Trust

Founders Asset Management LLC                International Small Cap Trust

Franklin Advisers, Inc.                      Emerging Small Company Trust

INVESCO Funds Group, Inc.                    Telecommunications Trust
                                             Mid Cap Growth Trust

Jennison Associates LLC                      Capital Appreciation Trust

Lord, Abbett & Co.                           Mid Cap Value Trust


MFC Global Investment Management             Pacific Rim Emerging Markets Trust
                                             Quantitative Equity Trust
                                             Quantitative Mid Cap Trust
                                             Money Market Trust
                                             Index Trusts
                                             Lifestyle Trusts(A)
                                             Balanced Trust

Massachusetts Financial Services Company     Strategic Growth Trust
                                             Capital Opportunities Trust
                                             Utilities Trust

Miller  Anderson(C)                          Value Trust
                                             High Yield Trust

Munder Capital Management                    Internet Technologies Trust

Pacific Investment Management Company        Global Bond Trust
                                             Total Return Trust

Putnam Investment Management, L.L.C.         Mid Cap Opportunities Trust

                                             Global Equity Trust

SUBADVISER                                   PORTFOLIO
Salomon Brothers Asset Management Inc        U.S. Government Securities Trust
                                             Strategic Bond Trust

T. Rowe Price Associates, Inc.               Science & Technology Trust
                                             Small Company Value Trust
                                             Health Sciences Trust
                                             Blue Chip Growth Trust
                                             Equity-Income Trust

Templeton Investment Counsel, Inc.           International Value Trust

UBS Global Asset Management                  Tactical Allocation Trust
(formerly, Brinson Advisors, Inc.)

Wellington Management Company, LLP           Growth & Income Trust
                                             Investment Quality Bond Trust
                                             Mid Cap Stock Trust


-----------------

(A) Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited regarding management of the Lifestyle Trusts.



(B)      Formerly, Growth Trust.



(C) Morgan Stanley Investment Management Inc. ("MSIM") is the subadviser to the Value Trust and the High Yield Trust. MSIM does business in certain instances (including its role as the subadviser to the Value Trust and the High Yield Trust) using the name "Miller Anderson". Prior to May 1, 2002, Morgan Stanley Investments LP, and affiliate of MSIM, (formerly, Miller Anderson & Sherrerd LLP) was the subadviser to the Value Trust and High Yield Trust.


The Portfolios of the Trust available under the contract are as follows:

The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1.5 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences

(collectively termed "health sciences").

The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.


The DYNAMIC GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2.5 billion and $15 billion at the time of purchase.


The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2.5 billion and $15 billion at the time of purchase.

The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. mid-size companies.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.

The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets, under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.


The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.


The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs)). The portfolio expects to invest primarily in equity securities.


The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in stocks and other securities with equity characteristics of companies located in the developed countries that makeup the MSCI EAFE Index.


The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.

The STRATEGIC OPPORTUNITIES TRUST (formerly, Mid Cap Blend Trust) seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.

The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.

The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.


The ALL CAP CORE TRUST (formerly, the Growth Trust) seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index.


The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.

The ALL CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in the stocks of value companies of any size.

The CAPITAL OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which the subadviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing at least 65% of the portfolio's total assets in the common stocks of large and medium-sized blue chip companies. Many of the stocks in the portfolio are expected to pay dividends.

The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.


The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.


The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U.S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" and "Russell 2000(R) Growth" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

         A full description of the Trust, including the investment objectives, policies and restrictions of, and the risks relating to investment in, each portfolio is contained in the Trust's Prospectus which we provided you along with this Prospectus. The Trust prospectus should be read carefully before allocating purchase payments to a sub-account.

         If the shares of a portfolio of the Trust are no longer available for investment or in our judgment investment in a Trust becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

You instruct us how to vote Trust shares.

         Shares of the Trust portfolios held in the Variable Account will be voted at any shareholder meetings in accordance with voting instructions received from the persons having the voting interest in the contracts. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy materials will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Variable Account for contract owners) in proportion to the instructions so received.

         During the accumulation period, the contract owner has the voting interest under a contract. During the pay-out period, the annuitant has the voting interest under a contract. We reserve the right to make any changes in the voting rights described above that may be permitted by the Federal securities laws, regulations or interpretations thereof. For further information on voting interests under the contract see "Voting Interests" in this prospectus.

                           DESCRIPTION OF THE CONTRACT

                         ACCUMULATION PERIOD PROVISIONS

PURCHASE PAYMENTS

Initial purchase payments usually must be at least $10,000, subsequent ones at least $30, and total payments no more than $1 million (without our approval).

         Your purchase payments are made to us at our Annuity Service Office. The minimum initial purchase payment is $10,000. Subsequent purchase payments must be at least $30. Purchase payments may be made at any time and must be in U.S dollars. We may provide for purchase payments to be automatically withdrawn from your bank account on a periodic basis. If a purchase payment would cause your contract value to exceed $1,000,000 or your contract value already exceeds $1,000,000, you must obtain our approval in order to make the payment.

         If permitted by state law, we may cancel a contract at the end of any three consecutive contract years in which no purchase payments have been made, if both:

         - the total purchase payments made over the life of the contract, less any withdrawals, are less than $2,000; and

         - the contract value at the end of such three year period is less than $2,000.

If we cancel your contract, we will pay you the contract value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "FEDERAL TAX MATTERS").

         You designate how your purchase payments are to be allocated among the investment options. You may change the allocation of subsequent purchase payments at any time by notifying us in writing (or by telephone if you comply with our telephone transfer procedures described herein).

ACCUMULATION UNITS

The value of an investment account is measured in "accumulation units," which vary in value with the performance of the underlying Trust portfolio.

         During the accumulation period, we will establish an "INVESTMENT ACCOUNT" for you for each Variable Account investment option to which you allocate a portion of your contract value. Amounts are credited to those investment accounts in the form of "ACCUMULATION UNITS" (units of measure used to calculate the value of the variable portion of your contract during the accumulation period). The number of accumulation units to be credited to each investment account is determined by dividing the amount allocated to that investment account by the value of an accumulation unit for that investment account next computed after the purchase payment is received at our Annuity Service Office complete with all necessary information or, in the case of the first purchase payment, pursuant to the procedures described below.

         Initial purchase payments received by mail will usually be credited on the business day (any date on which the New York Stock Exchange is open and the net asset value of a Trust portfolio is determined) on which they are received at our Annuity Service Office, and in any event not later than two business days after our receipt of all information necessary for issuing the contract. Subsequent purchase payments will be credited on the business day they are received at our Annuity Service Office. You will be informed of any deficiencies preventing processing if your contract cannot be issued. If the deficiencies are not remedied within five business days after receipt, your purchase payment will be returned promptly, unless you specifically consent to our retaining your purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited on the business day received by us if the broker-dealers have made special arrangements with us.

VALUE OF ACCUMULATION UNITS

         The value of your accumulation units will vary from one business day to the next depending upon the investment results of the investment options you select. The value of an accumulation unit for each sub-account was arbitrarily set at $10 or $12.50 for the first business day under other contracts we have issued. The value of an accumulation unit for any subsequent business day is determined by multiplying the value of an accumulation unit for the immediately preceding business day by the net investment factor for that sub-account (described below) for the business day for which the value is being determined. Accumulation units will be valued as of the end of each business day. A business day is deemed to end at the time of the determination of the net asset value of the Trust shares.

NET INVESTMENT FACTOR

         The net investment factor is an index used to measure the investment performance of a sub-account from one business day to the next (the "VALUATION PERIOD"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each sub-account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

                  Where (a) is:

         - the net asset value per share of a portfolio share held in the sub-account determined at the end of the current valuation period, plus

         - the per share amount of any dividend or capital gain distributions made by the portfolio on shares held in the sub-account if the "ex-dividend" date occurs during the current valuation period.

         - Where (b) is the net asset value per share of a portfolio share held in the sub-account determined as of the end of the immediately preceding valuation period.

         - Where (c) is a factor representing the charges deducted from the sub-account on a daily basis for administrative expenses, distribution fees and mortality and expense risks. That factor is equal on an annual basis to 1.65% (0.15% for administrative expenses, 0.25% for distribution fees and 1.25% for mortality and expense risks) assuming no optional benefits are elected.


TRANSFERS AMONG INVESTMENT OPTIONS




Amounts invested may be transferred among investment options.

         During the accumulation period, you may transfer amounts among the variable account investment options and from those investment options to the fixed account investment option at any time upon written notice to us. Accumulation units will be canceled from the investment account from which you transfer amounts transferred and credited to the investment account to which you transfer amounts. Your contract value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then we will transfer the entire amount instead of the requested amount. We reserve the right to limit, upon notice, the maximum number of transfers you may make to one per month or six at any time within a contract year. In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Trust portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

         Currently, we do not impose a charge for transfer requests. The first twelve transfers in a contract year are without any transfer charge. For each additional transfer in a contract year, we do not currently assess a charge but reserve the right (to the extent permitted by your contract) to assess a reasonable charge to reimburse us for the expenses of processing transfers.

         Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. However, the contract is not designed for professional market timing organizations or other entities or persons engaging in programmed, frequent or large exchanges (collectively, "market timers") to speculate on short-term movements in the market since such activity may be disruptive to the Trust portfolios and increase their transaction costs. Therefore, in order to prevent excessive use of the exchange privilege, we reserve the right to (a) reject or restrict any specific purchase and exchange requests and (b) impose specific limitations with respect to market timers, including restricting exchanges by market timers to certain variable investment options (transfers by market timers into or out of the fixed investment option are not permitted).

MAXIMUM NUMBER OF INVESTMENT OPTIONS

         Upon issuance of the contract, purchase payments may be allocated among up to seventeen of the available investment options (including the fixed account investment option). After the contract is issued, there is no limit on the number of investment options to which you may allocate purchase payments.

TELEPHONE TRANSACTIONS




Telephone transfers and withdrawals are permitted.


Any person who can furnish proper account identification is permitted to request transfers by telephone. The telephone transaction privilege is made available automatically without the contractowner's election. We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly. Such procedures include the following: upon telephoning a request, you will be asked to provide information that verifies that it is you calling. For both your and our protection, we will tape record all conversations with you. All telephone transactions will be followed by a confirmation statement of the transaction. We reserve the right to impose new procedural requirements regarding transfer privileges.


SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING

Dollar Cost Averaging and Asset Rebalancing programs are available.

         We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any sub-account or the one year fixed account investment option to other sub-accounts until the amount in the sub-account from which the transfer is made or one year fixed account investment option is exhausted. A DCA fixed account investment option may be established under the DCA program to make automatic transfers. Only purchase payments (and not existing contract values) may be allocated to the DCA fixed account investment option. If the DCA fixed account investment option is elected, the amounts allocated to this account will be credited with interest at the guaranteed interest rate in effect on the date of such allocation.

         From time to time, we may offer special DCA programs where the rate of interest credited to a fixed account investment option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, any amounts credited to your account in excess of amounts earned by Manulife New York on the assets in the general account will be recovered from existing charges described in your contract. Your contract charges will not increase as a result of electing to participate in any special DCA program.

         The DCA program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, a lower purchase price may be achieved over the long-term by purchasing more accumulation units of a particular sub-account when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels.

Contract owners interested in the DCA program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA program, you may elect to participate in the program on the application or by separate application. You may obtain a separate application and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the DCA program.

ASSET REBALANCING PROGRAM

         We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular portfolios. Your contract value will be automatically rebalanced pursuant to the schedule described below to maintain the indicated percentages by transfers among the portfolios. (The Fixed Account Investment Option is not eligible for participation in the Asset Rebalancing Program.) The entire value of the variable investment accounts must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate application and full information concerning the program and its restrictions from your financial consultant or our Annuity Service Office. There is no charge for participation in the Asset Rebalancing Program.

         Asset rebalancing will only be permitted on the following time schedules:

         - quarterly on the 25th day of the last month of the quarter (or the next business day if the 25th is not a business day);

         - semi-annually on June 25th and December 26th (or the next business day if these dates are not business days); or

         - annually on December 26th (or the next business day if December 26th is not a business day).


..


WITHDRAWALS

You may withdraw all or a portion of your contract value, but may incur withdrawal charges and tax liability as a result.

         During the accumulation period, you may withdraw all or a portion of your contract value upon written request (complete with all necessary information) to our Annuity Service Office. For certain qualified contracts, exercise of the withdrawal right may require the consent of the qualified plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the contract value as of the date of receipt of the request at our Annuity Service Office, minus any unpaid loans and any applicable withdrawal charge. The contract then will be canceled. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each investment account equal in value to the amount withdrawn from that investment account plus any applicable withdrawal charge deducted from that investment account.

         When making a partial withdrawal, you should specify the investment options from which the withdrawal is to be made. The amount requested from an investment option may not exceed the value of that investment option minus any applicable withdrawal charge. If you do not specify the investment options from which a partial withdrawal is to be taken, the withdrawal will be taken from the variable account investment options until exhausted and then from the fixed account investment option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the partial withdrawal is less than the total value in the variable account investment options, the withdrawal will be taken proportionately from all of your variable account investment options. For rules governing the order and manner of withdrawals from the fixed account investment option, see "FIXED ACCOUNT INVESTMENT OPTION."

         There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, we will treat the partial withdrawal as a withdrawal of the entire amount held in the investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, we will treat the partial withdrawal as a total withdrawal of the contract value.

         The amount of any withdrawal from the variable account investment options will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuity Service Office, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

- the New York Stock Exchange is closed (other than customary weekend and holiday closings),

-        trading on the New York Stock Exchange is restricted,

- an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or

-        the SEC, by order, so permits for the protection of security holders;
         provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

         Withdrawals from the contract may be subject to income tax and a 10% IRS penalty tax (see "FEDERAL TAX MATTERS"). Withdrawals are permitted from contracts issued in connection with Section 403(b) qualified plans only under limited circumstances (see "APPENDIX C - QUALIFIED PLAN TYPES").

Systematic "Income Plan" withdrawals are available.

SPECIAL WITHDRAWAL SERVICES - THE INCOME PLAN

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified investment options on a periodic basis. The total of IP withdrawals in a contract year is limited to not more than 10% of the purchase payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If an additional withdrawal is made from a contract participating in an IP, the IP will terminate automatically and may be reinstated only on or after the next contract anniversary pursuant to a new application. The IP is not available to contracts participating in the DCA program or for which purchase payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be withdrawn without withdrawal charges. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate application and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the IP program.

DEATH BENEFIT DURING ACCUMULATION PERIOD

If you die during the accumulation period, your beneficiary will receive a death benefit that might exceed your contract value.

         IN GENERAL. The following discussion applies principally to contracts that are not issued in connection with qualified plans, i.e., "NON-QUALIFIED CONTRACTS." Tax law requirements applicable to qualified plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are complex. Accordingly, if your contract is to be used in connection with a qualified plan, you should seek competent legal and tax advice regarding the suitability of the contract for the situation involved and the requirements governing the distribution of benefits, including death benefits, from a contract used in the plan. In particular, if you intend to use the contract in connection with a qualified plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on qualified plans, including IRAs. (See "FEDERAL TAX MATTERS" and Appendix C "QUALIFIED PLAN TYPES").

         A substitution or addition of any contract owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change. For purposes of subsequent calculations of the death benefit prior to the maturity date, the contract value on the date of the change will be treated as a payment made on that date. This treatment of contract value as a payment is not included in cumulative purchase payments. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the owner's spouse.


AMOUNT OF DEATH BENEFIT


         The death benefit payable under the contract will be the greater of:

                  (a)      the contract value, or

                  (b) the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

PAYMENT OF DEATH BENEFIT

         The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms at our Annuity Service Office. No one is entitled to the death benefit until this time. Death benefits will be paid within 7 days of that determination. Proof of death occurs when we receive one of the following at our Annuity Service Office within one year of the date of death:

                  -        a certified copy of a death certificate;

                  - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

                  -        any other proof satisfactory to us.

         If there are any unpaid loans, the death benefit equals the death benefit, as described above, minus the amount of unpaid loans (including unpaid interest).

         We will pay the death benefit to the beneficiary if any contract owner dies before the maturity date. If there is a surviving owner, that contract owner will be deemed to be the beneficiary. No death benefit is payable on the death of any annuitant, except that if any owner is not a natural person, the death of any annuitant will be treated as the death of an owner. On the death of the last surviving annuitant, the owner, if a natural person, will become the annuitant unless the owner designates another person as the annuitant.

         The death benefit may be taken in the form of a lump sum immediately. If not taken immediately, the contract will continue subject to the following:

                  -        The beneficiary will become the owner.

                  - Any excess of the death benefit over the contract value will be allocated to the owner's investment accounts in proportion to their relative values on the date of receipt at our Annuity Service Office of due proof of the owner's death.

                  -        No additional purchase payments may be made.

                  - If the beneficiary is not the deceased owner's spouse, distribution of the owner's entire interest in the contract must be made within five years of the owner's death, or alternatively, distribution may be made as an annuity, under one of the annuity options described below, which begins within one year of the owner's death and is payable over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary. (See "ANNUITY OPTIONS" below.) If distribution is not made as an annuity, upon the death of the beneficiary, the death benefit will equal the contract value and must be distributed immediately in a single sum.

                  - If the deceased owner's spouse is the beneficiary, the surviving spouse continues the contract (including any optional benefits if these benefits had been elected by the deceased owner) as the new owner. In such a case, the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse.

                  - Alternatively, if the contract is not a qualified contract and if the beneficiary is not the deceased owner's spouse, distribution of the owner's entire interest in the contract may be made as a series of withdrawals over the beneficiary's life expectancy. If this form of distribution is selected, the beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial beneficiary dies while value remains in the contract, a successor beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial beneficiary's life expectancy.

         If any annuitant is changed and any contract owner is not a natural person, the entire interest in the contract must be distributed to the contract owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

         Death benefits will be paid within seven days of the date the amount of the death benefit is determined, as described above, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "WITHDRAWALS").

         In designating beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if you choose not to restrict death benefits under the contract. If you impose restrictions, those restrictions will govern the payment of the death benefit.

PAY-OUT PERIOD PROVISIONS

GENERAL

Annuity benefit payments may be paid in several ways.

         You or your beneficiary may elect to have any amounts that we are obligated to pay on withdrawal or death, or as of the maturity date, paid by means of periodic annuity benefit payments rather than in one lump sum (subject to the distribution of death benefit provisions described below).

         Generally, we will begin paying annuity benefits to the annuitant under the contract on the contract's maturity date (the first day of the pay-out period). The maturity date is the date specified on your contract's specifications page, unless you change that date. If no date is specified, the maturity date is the maximum maturity date described below. The maximum maturity date is the 90th birthday of the oldest annuitant. You may specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date may not be later than the maximum maturity date unless we consent. Maturity dates which occur when the annuitant is at an advanced age, e.g., past age 85, may in some circumstances have adverse income tax consequences (see "FEDERAL TAX MATTERS"). Distributions from qualified contracts may be required before the maturity date.

         You may select the frequency of annuity payments. However, if the contract value at the maturity date is such that a monthly payment would be less than $20, we may pay the contract value, minus any unpaid loans, in one lump sum to the annuitant on the maturity date.

ANNUITY OPTIONS

         Annuity benefit payments are available under the contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the contract, and at any time during the accumulation period, you may select one or more of the annuity options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an annuity option is not selected, we will provide as a default option a life annuity with payments guaranteed for ten years as described below. Annuity payments will be determined based on the Investment Account Value of each investment option at the maturity date. IRS regulations may preclude the availability of certain annuity options in connection with certain qualified contracts. Once annuity payments commence, the annuity option may not be changed and the form of settlement may not be changed.

         Please read the description of each annuity option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due. Annuities with payments guaranteed for a certain number of years may also be elected but the amount of each payment will be lower than that available under the non-refund life annuity option.

The following annuity options are guaranteed in the contract.

         OPTION 1(A): NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetime of the annuitant. No payments are due after the death of the annuitant. Because there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

         OPTION 1(B): LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Because payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

         OPTION 2(A): JOINT & SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetimes of the annuitant and a designated co-annuitant. No payments are due after the death of the last survivor of the annuitant and co-annuitant. Because there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

         OPTION 2(B): JOINT & SURVIVOR LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the annuitant and a designated co-annuitant. Because payments are guaranteed for 10 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

         In addition to the foregoing annuity options which we are contractually obligated to offer at all times, we currently offer the following annuity options. We may cease offering the following annuity options at any time and may offer other annuity options in the future.

         OPTION 3: LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5, 15 OR 20 YEARS - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the annuitant. Because payments are guaranteed for the specific number of years, annuity payments will be made to the end of the last year of the 5, 15 or 20 year period.

         OPTION 4: JOINT & TWO-THIRDS SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with full payments during the joint lifetime of the annuitant and a designated co-annuitant and two-thirds payments during the lifetime of the survivor. Because there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

         OPTION 5: PERIOD CERTAIN ONLY ANNUITY FOR 5, 10, 15 OR 20 YEARS - An annuity with payments for a 5, 10, 15 or 20 year period and no payments thereafter.

DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT

         The first variable annuity payment is determined by applying that amount of the contract value used to purchase a variable annuity to the annuity tables contained in the contract. The amount of the contract value will be determined as of the date not more than ten business days prior to the maturity date. The amount of the first and all subsequent fixed annuity payments is determined on the same basis using the portion of the contract value used to purchase a fixed annuity. Contract value used to determine annuity payments will be reduced by any applicable premium taxes.

         The rates contained in the annuity tables vary with the annuitant's sex and age and the annuity option selected. However, for contracts issued in connection with certain employer-sponsored retirement plans sex-distinct tables may not be used. Under such tables, the longer the life expectancy of the annuitant under any life annuity option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly variable annuity payment will be.

ANNUITY UNITS AND THE DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENT

         Variable annuity payments after the first one will be based on the investment performance of the sub-accounts selected during the pay-out period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each sub-account by the annuity unit value of that sub-account (as of the same date the contract value to effect the annuity was determined) to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each sub-account is then multiplied by the appropriate annuity unit value as of a uniformly applied date not more than ten business days before the annuity payment is due, and the resulting amounts for each sub-account are then totaled to arrive at the amount of the annuity benefit payment to be made. The number of annuity units generally remains constant throughout the pay-out period (assuming no transfer is made). A pro-rata portion of the administration fee will be deducted from each annuity payment.

         The value of an annuity unit for each sub-account for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor for that sub-account (see "NET INVESTMENT FACTOR") for the valuation period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate.

         A 3% assumed interest rate is built into the annuity tables in the contract used to determine the first variable annuity payment.

                         TRANSFERS DURING PAY-OUT PERIOD

Some transfers are permitted during the pay-out period, but subject to a few more limitations than during the accumulation period.

         Once variable annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to our Annuity Service Office at least 30 days before the due date of the first annuity payment to which your transfer will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the annuity units for the new sub-account selected. We reserve the right to limit, upon notice, the maximum number of transfers a contract owner may make per contract year to four. Once annuity payments have commenced, no transfers may be made from the fixed annuity option to a variable annuity option or from a variable annuity option to the fixed annuity option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Trust portfolios. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

DEATH BENEFIT DURING PAY-OUT PERIOD

         If an annuity option providing for payments for a guaranteed period has been selected, and the annuitant dies during the pay-out period, we will make the remaining guaranteed payments to the beneficiary. Any remaining payments will be made as rapidly as under the method of distribution being used as of the date of the annuitant's death. If no beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the annuitant and the beneficiary.

OTHER CONTRACT PROVISIONS


TEN DAY RIGHT TO REVIEW


You have a ten-day right to cancel your contract.


You may cancel the contract by returning it to our Annuity Service Office or to your registered representative at any time within 10 days after receiving it. Within 7 days of receiving a returned contract, we will pay you the contract value (minus any unpaid loans) computed at the end of the business day on which the contract is delivered to us. When the contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return the purchase payments if this is greater than the amount otherwise payable.



         If the contract is purchased in connection with a replacement of an existing annuity contract (as described below), you may also cancel the contract by returning it to our Annuity Service Office or your registered representative at any time within 60 days after receiving the contract. Within 10 days of receiving a returned contract, we will pay you the contract value (minus any unpaid loans) computed at the end of the business day on which the contract is delivered to us. In the case of a replacement of a contract issued by a New York insurance company, you may have the right to reinstate the prior contract. You should consult with your registered representative or attorney regarding this matter prior to purchasing the new contract.


         Replacement of an existing annuity contract generally is defined as the purchase of a new annuity contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing annuity contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new annuity contract is a replacement of an existing annuity or life insurance contract.

OWNERSHIP

You are entitled to exercise all rights under your contract.

         The contract owner is the person entitled to exercise all rights under the contract. Prior to the maturity date, the contract owner is the person designated in the contract specifications page or as subsequently named. On and after the maturity date, the annuitant is the contract owner. If amounts become payable to any beneficiary under the contract, the beneficiary is the contract owner.

         In the case of non-qualified contracts, ownership of the contract may be changed or the contract may be collaterally assigned at any time prior to the maturity date, subject to the rights of any irrevocable beneficiary. Changing the ownership of a contract may be treated as a (potentially taxable) distribution from the contract for Federal tax purposes. A collateral assignment will be treated as a distribution from the contract and will be tax reported as such. A change of any contract owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change and treating that value as a purchase payment made on that date for purposes of computing the amount of the death benefit.


         Any change of ownership or assignment must be made in writing. We must approve any change. Any assignment and any change, if approved, will be effective as of the date the request was signed. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable beneficiary.


         In the case of qualified contracts, ownership of the contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a qualified contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

ANNUITANT

The "annuitant" is either you or someone you designate.

         The annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The annuitant is entitled to receive all annuity payments under the contract. If the contract owner names more than one person as an "annuitant," the second person named shall be referred to as "CO-ANNUITANT." The annuitant is as designated on the contract specifications page or in the application, unless changed.

         On the death of the annuitant prior to the maturity date, the co-annuitant, if living, becomes the annuitant. If there is no living co-annuitant, the owner becomes the annuitant. In the case of certain qualified contracts, there are limitations on the ability to designate and change the annuitant and the co-annuitant.

CHANGE OF MATURITY DATE

         During the accumulation period, you may change the Maturity Date by written request at least one month before both the previously specified Maturity Date and the new Maturity Date. After the election, the new Maturity Date will become the Maturity Date. The maximum Maturity Date will be age 90. Any extension of the Maturity Date will be allowed only with our prior approval.

BENEFICIARY

         The "beneficiary" is the person you designate to receive the death benefit if you die.

         The beneficiary is the person, persons or entity designated in the contract specifications page (or as subsequently changed). However, if there is a surviving contract owner, that person will be treated as the beneficiary. The beneficiary may be changed subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by us, and (if approved) will be effective as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no beneficiary is living, the contingent beneficiary will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. If no beneficiary or contingent beneficiary is living, the beneficiary is the estate of the deceased contract owner. In the case of certain qualified contracts, IRS regulations may limit designations of beneficiaries.




OUR APPROVAL

         We reserve the right to accept or reject any contract application at our sole discretion.

MISSTATEMENT AND PROOF OF AGE, SEX OR SURVIVAL

         We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the annuitant has been misstated, the benefits will be those that would have been provided for the annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED ACCOUNT INVESTMENT OPTION

         The fixed account investment option is not a security.

         SECURITIES REGISTRATION. Interests in the fixed account investment option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and our general account is not registered as an investment company under the 1940 Act. Neither interests in the fixed account investment option nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Disclosures relating to interests in the fixed account investment option and the general account nonetheless may be required by the federal securities laws to be accurate.

The fixed account investment option guarantees interest of at least 3%.

         INVESTMENT OPTIONS. Currently, there is a one-year fixed account investment option available under the contract. In addition, the DCA fixed account investment option may be established under the DCA program to make automatic transfers to one or more variable investment options (see "SPECIAL SERVICES-DOLLAR COST AVERAGING" for details). Fixed investment accounts provide for the accumulation of interest on purchase payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on new amounts allocated or transferred to the one-year fixed investment account from time-to-time, according to market conditions. In no event will the guaranteed rate of interest be less than 3%. Once an interest rate is guaranteed for a fixed investment account, it is guaranteed for the duration of the guarantee period, and we may not change it.

         INVESTMENT ACCOUNTS. You may allocate purchase payments, or make transfers from the variable investment options, to the one-year fixed account investment option at any time prior to the maturity date. We establish a distinct investment account each time you allocate or transfer amounts to the one-year fixed account investment option, except that, for amounts allocated or transferred on the same day, we will establish a single investment account. Amounts may not be allocated to the fixed account investment option that would extend the guarantee period beyond the maturity date.

         RENEWALS. At the end of a guarantee period, you may establish a new investment account with the same guarantee period at the then current interest rate, or transfer the amounts to a variable account investment option, all without the imposition of any charge. In the case of renewals within one year of the maturity date, the only fixed account investment option available is to have interest accrued up to the maturity date at the then current interest rate for the one year guarantee period.

Withdrawals and some transfers from the fixed account investment option are permitted during the accumulation period.

         TRANSFERS. During the accumulation period, you may transfer amounts from your one-year fixed account investment option to the variable account investment options at the end of the one year guarantee period, except for transfers made pursuant to the DCA program. Where there are multiple investment accounts within a fixed account investment option, amounts must be transferred from the fixed account investment option on a first-in-first-out basis.

         WITHDRAWALS. You may make total and partial withdrawals of amounts held in the fixed account investment option at any time during the accumulation period. Withdrawals from the fixed account investment option will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS" plus the following provisions also apply:

         - We reserve the right to defer payment of amounts withdrawn from the fixed account investment option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year.

         - If there are multiple investment accounts under the fixed account investment option, amounts must be withdrawn from those accounts on a first-in-first-out basis.

Withdrawals from the contract may be subject to income tax and a 10% IRS penalty tax (see "FEDERAL TAX MATTERS" below). Withdrawals are permitted from contracts issued in connection with Section 403(b) qualified plans only under limited circumstances (see "APPENDIX C - QUALIFIED PLAN TYPES").

         LOANS. We offer a loan privilege only to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a contract, you may borrow from us, using your contract as the only security for the loan, in the same manner and subject to the same limitations as described under "LOANS." (see FEDERAL TAX
MATTERS-QUALIFIED RETIREMENT PLANS LOANS").

         FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "DEATH BENEFIT DURING ACCUMULATION PERIOD" above), on death, withdrawal or the maturity date of the contract, the proceeds may be applied to a fixed annuity option (see "ANNUITY OPTIONS" above). The amount of each fixed annuity payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the fixed annuity to the appropriate table in the contract. If the table we are then using is more favorable to you, we will substitute that table. We guarantee the dollar amount of fixed annuity payments.

OPTIONAL BENEFITS

ANNUAL STEP DEATH BENEFIT RIDER

         You may elect the Annual Step Death Benefit for an additional charge of 0.05% of the value of the variable investment accounts. Election of this optional benefit may only be made at the time the contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step Death Benefit is the greater of:

                           a)       the death benefit described above; or

                           b)       the Annual Step Death Benefit.

         The Annual Step Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step Death Benefit but prior to the oldest owner's 81st birthday. The Anniversary Value is equal to the contract value on the last day of the contract year, plus subsequent purchase payments, less amounts deducted in connection with partial withdrawals since the last day of the contract year. If the oldest owner is age 80 or older on the effective date of the Optional Annual Step Death Benefit, the Annual Step Death Benefit is zero. THEREFORE, IF THE OLDEST OWNER OF A CONTRACT IS AGE 80 OR OLDER, THE OPTIONAL ANNUAL STEP DEATH BENEFIT SHOULD NOT BE ELECTED.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:


                           (i) is equal to the optional Annual Step Death Benefit prior to the withdrawal and



                           (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.


         If the beneficiary under the contract is the contract owner's surviving spouse, the contract and the Optional Annual Step Death Benefit will continue with the surviving spouse as the new contract owner if the surviving spouse elects this option. For purposes of calculating the Optional Annual Step Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first owner's death will be treated as a payment to the contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first owner's death will not be considered in determination of the optional Annual Step Death Benefit. In determination of the optional Annual Step Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first owner's death.

TERMINATION OF THE OPTIONAL ANNUAL STEP DEATH BENEFIT

         The Optional Annual Step Death Benefit will terminate upon the earliest to occur of (a) the date the contract terminates, (b) the maturity date; or (c) the date on which the Optional Annual Step Death Benefit benefit is paid. However, as noted in the paragraph above, if the deceased owner's spouse is the beneficiary, the spouse may elect to continue the contract (including the Optional Annual Step Death Benefit) as the new owner.

         THE ADDITION OF THE ANNUAL STEP DEATH BENEFIT TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

GUARANTEED RETIREMENT INCOME PROGRAMS

         Two Guaranteed Retirement Income Programs are offered under the contract, GRIP and GRIP II. Only one Guaranteed Retirement Income Program per contract may be elected upon issuance and once elected is irrevocable. Each guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying the Income Base to the annuity purchase rates in the GRIP or GRIP II rider. The material differences between the two programs are as follows: (a) for GRIP, the Income Base is based on the maximum contract anniversary value and for GRIP II, the Income Base is calculated as the greater of purchase payments accumulated at a fixed growth factor or the maximum contract anniversary value, reduced proportionately for partial withdrawals, (b) for GRIP, the annual fee is 0.30% of Income Base and for GRIP II, the annual fee is 0.45% of Income Base, and (c) if GRIP II is elected, the fixed accounts are not available as investment options.

GRIP

         Contracts may be issued with GRIP if the contract owner elects GRIP and if the oldest annuitant is age 79 or younger at the time GRIP is elected. Election of GRIP is irrevocable.

         GRIP guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying the Income Base to the annuity tables set forth in the GRIP rider. As described below, the Income Base is calculated as the greatest anniversary value, reduced proportionately for partial withdrawals. Because the annuity options provided for in the contract are based on the contract value at the time of annuitization, the amount of the monthly payments under such options may exceed the monthly payments provided by GRIP. If GRIP is exercised and the monthly annuity payment available under the contract is greater than the monthly annuity payment provided by GRIP, we will pay the monthly annuity payment available under the contract. For GRIP, we impose an annual GRIP fee of 0.30% of the Income Base. The fee is deducted from the contract value on each contract anniversary.

         THE ADDITION OF GRIP TO A CONTRACT MAY NOT ALWAYS BE IN THE INTEREST OF A CONTRACT OWNER SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

GRIP INCOME BASE

         The Income Base upon which the amount of GRIP annuity payments is based is equal to the greatest anniversary value after the effective date of the GRIP rider and prior to the oldest annuitant's attained age 81. The anniversary value is equal to the contract value on the last day of the contract year, plus subsequent purchase payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the contract year.

In determining the Income Base:

         - An Income Base reduction is on a pro rata basis and is equal to the Income Base immediately prior to a partial withdrawal multiplied by the percentage reduction in contract value resulting from a partial withdrawal.

         - The Income Base is reduced for any withdrawal charge remaining on the date of exercise of GRIP.

         - We reserve the right to reduce the Income Base by any premium taxes that may apply.

         THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING GRIP PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GRIP SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GRIP BENEFIT.

EXERCISE OF GRIP

         Conditions of Exercise. GRIP may be exercised subject to the following conditions:


                  1. GRIP may not be exercised until the 10th contract anniversary and then must be exercised within 30 days immediately following the 10th contract anniversary or any subsequent contract anniversary; and

                  2. GRIP must be exercised by the contract anniversary immediately prior to the oldest annuitant's 85th birthday or the 10th contract anniversary, if later.

Monthly Income Factors. The Income Base may be applied to monthly income factors to purchase a guaranteed lifetime income under the following annuity options:

OPTION 1: LIFE ANNUITY WITH A 10-YEAR PERIOD CERTAIN - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY WITH A 20-YEAR PERIOD CERTAIN - An annuity with payments guaranteed for 20 years and continuing thereafter during the joint lifetime of the annuitant and a designated co-annuitant. Since payments are guaranteed for 20 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the twentieth year.

         The monthly income factors depend upon the sex and age (nearest birthday) of the annuitant (and co-annuitant, if any) and the annuity option selected. The factors are based on the 1983 Individual Annuity Mortality Table A projected at Scale G and reflect an assumed interest rate of 2.5% per annum. The annuitant may only be changed to an individual that is the same age or younger than the oldest current annuitant. A change of annuitant will not affect the Income Base calculation.

         The use of GRIP is limited in connection with qualified plans, such as an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if GRIP is not exercised on or before the date required minimum distributions must begin under a qualified plan, you or your beneficiary may be unable to exercise the GRIP benefit under the rider.

         Hence, you should consider that since (a) GRIP may not be exercised until the 10th contract anniversary after its election and (b) the election of GRIP is irrevocable, there can be circumstances under a qualified plan in which you will be charged an annual rider GRIP fee (discussed further below), even though neither you nor your beneficiary may be able to exercise GRIP because of the restrictions imposed by the minimum distribution requirements. If you plan to exercise GRIP after your required minimum distribution beginning date under a qualified plan, you should consider whether GRIP is appropriate for your circumstances. Please consult your advisor.

         In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an annuity option so that it does not exceed the life expectancy of the annuitant(s), or the joint life expectancy of the joint annuitants(s), depending on the annuity option chosen. Once the guarantee period is shortened upon exercise of GRIP, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the annuitant or at any other time or due to any other event.

         Illustrated below are the minimum Income Base GRIP amounts per $100,000 of initial payments made into a non-qualified contract, for a male annuitant and a female co-annuitant both age 60 (at issue), on contract anniversaries as indicated below, assuming no subsequent payments or withdrawals. We will, upon request, provide illustrations of the GRIP for an annuitant based on other assumptions.

                           GRIP-Annual Income      GRIP-Annual Income Joint &
Contract Anniversary      Life Annuity with 10    Survivor Life Annuity with 20
    at Election            Year Period Certain        Year Period Certain
        10                        $6,708                     $5,184
        15                        $7,680                     $5,664
        20                        $8,724                     $6,036

GRIP FEE

         The risk assumed by us associated with GRIP is that annuity benefits payable under GRIP are greater than annuity benefits that would have been payable if the contract owner had selected another annuity benefit permitted by the contract and described under "PAY-OUT PERIOD PROVISIONS." To compensate us for this risk, we charge an annual GRIP fee (the "GRIP Fee"). On or before the maturity date, the GRIP Fee is deducted on each contract anniversary. The amount of the GRIP Fee is equal to 0.30% multiplied by the Income Base in effect on that contract anniversary. The GRIP Fee is withdrawn from each investment option in the same proportion that the value of the investment account of each investment option bears to the contract value.

         If there is a full withdrawal of contract value on any date other than the contract anniversary, we will deduct a pro-rata portion of the GRIP Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the GRIP Fee will be multiplied by the Income Base immediately prior to withdrawal. The GRIP Fee will not be deducted during the annuity period. For purposes of determining the GRIP Fee, the commencement of annuity payments will be treated as a full withdrawal.

TERMINATION OF GRIP

GRIP will terminate upon the earliest to occur of:

         (a) the contract anniversary immediately prior to the oldest annuitant's 85th birthday or the tenth contract anniversary, if later;

         (b)      the termination of the contract for any reason; or

         (c)      the exercise of GRIP.

GRIP II

         Contracts may be issued with an optional rider, GRIP II if you elect GRIP II. If GRIP II is elected the fixed accounts are not available as investment options. Election of GRIP II may only be made at issue, is irrevocable, and GRIP II may only be terminated as described below.

         GRIP II guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying the Income Base to the annuity purchase rates in the GRIP II rider. As described below, the Income Base is calculated as the greater of purchase payments accumulated at a fixed growth factor or the maximum contract anniversary value, reduced proportionately for partial withdrawals. Because the annuity options provided for in the contract are based on the contract value and current annuity purchase rates at the time of annuitization, the amount of the monthly annuity payments under such options may exceed the monthly annuity payments provided by GRIP II. If GRIP II is exercised and the monthly annuity payments available under the contract are greater than the monthly annuity payments provided by GRIP II, we will pay the monthly annuity payments available under the contract. For GRIP II, we impose an annual fee of 0.45% of the Income Base. The fee is deducted from the contract value on each contract anniversary.

GRIP II INCOME BASE

         The Income Base upon which the amount of GRIP II annuity payments is based is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base.

Growth Factor Income Base. The Growth Factor Income Base is equal to (a) less
(b), where:

(a) is the sum of all purchase payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the contract, and

(b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

         The growth factor is 6% per annum if the oldest annuitant is 75 or younger at issue, and 4% per annum if the oldest annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest annuitant has attained age 85.

         Step-Up Income Base. The Step-Up Income Base is equal to the greatest anniversary value after the effective date of GRIP II and prior to the oldest annuitant's attained age 81. The anniversary value is equal to the contract value on the last day of the contract year, plus subsequent purchase payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the contract year.

In determining the Income Base:

                  An Income Base reduction is on a pro rata basis and is equal to (i) times (ii) where: (i) is equal to the Income Base immediately prior to a partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.

                  The Income Base is reduced for any withdrawal charge remaining on the date of exercise of GRIP II.

                  We reserve the right to reduce the Income Base by any premium taxes that may apply.

         THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GRIP II MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

EXERCISE OF GRIP II

         Conditions of Exercise. GRIP II may be exercised subject to the following conditions:


                  1. GRIP II may not be exercised until the 10th contract anniversary and then must be exercised within 30 days immediately following the 10th contract anniversary or a subsequent contract anniversary, and.


                  2. GRIP II must be exercised by the contract anniversary immediately prior to the oldest annuitant's 85th birthday or the 10th contract anniversary, if later.

         Monthly Income Factors. The Income Base may be applied to monthly income factors to purchase a guaranteed lifetime income under the following annuity options:

OPTION 1: LIFE ANNUITY WITH A 10-YEAR PERIOD CERTAIN - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY WITH A 20-YEAR PERIOD CERTAIN - An annuity with payments guaranteed for 20 years and continuing thereafter during the joint lifetime of the annuitant and a designated co-annuitant. Since payments are guaranteed for 20 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the twentieth year.

         The monthly income factors depend upon the sex and age (nearest birthday) of the annuitant (and co-annuitant, if any) and the annuity option selected. The factors are based on the 1983 Individual Annuity Mortality Table A projected at Scale G and reflect an assumed interest rate of 2.5% per annum. Unisex rates are used when determining the monthly income factor for employer sponsored qualified contracts. The annuitant may only be changed to an individual that is the same age or younger than the oldest current annuitant. A change of annuitant will not affect the Income Base calculation.

         The use of GRIP II is limited in connection with its use under qualified plans, such as an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if GRIP II is not exercised on or before the date required minimum distributions must begin under a qualified plan, you or your beneficiary may be unable to exercise the benefit under GRIP II.

         Hence, you should consider that since (a) GRIP II may not be exercised until the 10th contract anniversary after its election and (b) the election of GRIP II is irrevocable, there can be circumstances under a qualified plan in which you will be charged a GRIP II fee (discussed further below), even though neither you nor your beneficiary may be able to exercise GRIP II because of the restrictions imposed by the minimum distribution requirements. If you plan to exercise GRIP II after your required beginning date under a qualified plan, you should consider whether GRIP II is appropriate for your circumstances. Please consult your advisor.

         In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an annuity option so that it does not exceed the life expectancy of the annuitant, or the joint life expectancy of the joint annuitants, depending on the annuity option chosen. Once the guarantee period is shortened upon exercise of GRIP II, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the annuitant or at any other time or due to any other event.

         When you exercise GRIP II, actual income will be based on the greater of (i) your GRIP II Income Base at guaranteed annuity purchase rates (as stated in the GRIP II rider), or (ii) your contract value at current annuity purchase rates. (The Income Base cannot be applied to current annuitization rates.)

         Illustrated below are the minimum Income Base GRIP II amounts per $100,000 of initial payments made into a non-qualified contract, for a male annuitant and a female co-annuitant both age 60 (at issue), on contract anniversaries as indicated below, assuming no subsequent payments or withdrawals. We will, upon request, provide illustrations of the GRIP II for an annuitant based on other assumptions.

                       GRIP II-Annual Income Life  GRIP II-Annual Income Joint &
Contract Anniversary  Annuity with 10 Year Period  Survivor Life Annuity with 20
    at Election                 Certain                 Year Period Certain
        10                      $12,013                       $ 9,284
        15                      $18,406                       $13,574
        20                      $27,979                       $19,358

TERMINATION OF GRIP II

         GRIP II will terminate upon the earliest to occur of:


                  a) the contract anniversary immediately prior to the oldest annuitant's 85th birthday or the tenth contract anniversary, if later;



                  b)       the termination of the contract for any reason; or



                  c)       the exercise of GRIP II.


THE ELECTION OF GRIP II ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

         GRIP II FEE. The risk assumed by us associated with GRIP II is that annuity benefits payable under GRIP II are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the contract and described in the prospectus under "PAY-OUT PERIOD PROVISIONS." To compensate us for this risk, we charge an annual GRIP II fee (the "GRIP II Fee"). On or before the maturity date, the GRIP II Fee is deducted on each contract anniversary. The amount of the GRIP II Fee is equal to 0.45% multiplied by the Income Base in effect on that contract anniversary. The GRIP II Fee is withdrawn from each investment option in the same proportion that the value of the investment account of each investment option bears to the contract value.

         If there is a full withdrawal of contract value on any date other than the contract anniversary, we will deduct a pro-rata portion of the GRIP II Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the GRIP II Fee will be multiplied by the Income Base immediately prior to withdrawal. The GRIP II Fee will not be deducted during the annuity period. For purposes of determining the GRIP II Fee, the commencement of annuity payments will be treated as a full withdrawal.

                                       ***

         GRIP II DOES NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GRIP II SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GRIP II BENEFIT.

                                       ***

QUALIFIED RETIREMENT PLANS

         If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the contract may have on your plan (see APPENDIX C to the prospectus). Please consult your tax advisor.

                             CHARGES AND DEDUCTIONS

         Charges and deductions under the contracts are assessed against purchase payments, contract values or annuity payments. Currently, there are no deductions made from purchase payments, except for premium taxes in certain states. In addition, there are deductions from and expenses paid out of the assets of the Trust that are described in the accompanying Prospectus of the Trust.

WITHDRAWAL CHARGES

         If you make a withdrawal from your contract during the accumulation period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the contract less than three complete contract years. There is never a withdrawal charge with respect to earnings accumulated in the contract, certain other amounts available for withdrawal described below or purchase payments that have been in the contract more than three complete contract years. In no event may the total withdrawal charges exceed 6% of the amount invested. The amount of the withdrawal charge and when it is assessed are discussed below.

         Each withdrawal from the contract is allocated first to the amount available without withdrawal charges and second to "UNLIQUIDATED PURCHASE PAYMENTS." In any contract year, the amount available without withdrawal charges for that year is the greater of:

                  10% of total purchase payments (less all prior partial withdrawals in that contract year), and the accumulated earnings of the contract (i.e., the excess of the contract value on the date of withdrawal over the unliquidated purchase payments).

         The amount withdrawn without withdrawal charges will be applied to a requested withdrawal, first, to withdrawals from variable account investment options and then to withdrawals from fixed account investment options beginning with those with the shortest guarantee period first and the longest guarantee period last.

         Withdrawals in excess of the amount available without withdrawal charges may be subject to withdrawal charges. A withdrawal charge will be assessed against purchase payments liquidated that have been in the contract for less than three years. Purchase payments will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate purchase payments equal to the amount of the withdrawal request which exceeds the amount available without withdrawal charges in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc. until all purchase payments have been liquidated.

         Each purchase payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the purchase payment has been in the contract. The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge percentage obtained from the table below.




           NUMBER OF COMPLETE YEARS
         PURCHASE PAYMENT IN CONTRACT            WITHDRAWAL CHARGE PERCENTAGE
                      0                                       6%
                      1                                       5%
                      2                                       4%
                      3+                                      0%

         The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.

         The withdrawal charge is deducted from the contract value remaining after the contract owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge.

         There is generally no withdrawal charge on distributions made as a result of the death of the contract owner or, if applicable, the annuitant, and no withdrawal charges are imposed on the maturity date if the contract owner annuitizes as provided in the contract.

         The amount collected from the withdrawal charge will be used to reimburse us for the compensation paid to cover selling concessions to broker-dealers, preparation of sales literature and other expenses related to sales activity.

For examples of calculation of the withdrawal charge, see Appendix B.

ADMINISTRATION FEE

We deduct asset-based charges totaling 1.65% on an annual basis for administration, distribution and mortality and expense risks, assuming no optional rider has been elected.

         A daily charge in an amount equal to 0.15% of the value of each variable investment account on an annual basis is deducted from each sub-account to reimburse us for administrative expenses. This asset based administrative charge will not be deducted from the fixed account investment option. The charge will be reflected in the contract value as a proportionate reduction in the value of each variable investment account. Even though administrative expenses may increase, we guarantee that we will not increase the amount of the administration fees.

DISTRIBUTION FEE

         A daily fee in an amount equal to 0.25% of the value of each variable investment account on an annual basis is deducted from each sub-account as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the contracts.

MORTALITY AND EXPENSE RISKS CHARGE

         The mortality risk we assume is the risk that annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity benefit payment rates incorporated into the contract which cannot be changed. This assures each annuitant that his or her longevity will not have an adverse effect on the amount of annuity benefit payments. We also assume mortality risks in connection with our guarantee that, if the contract owner dies during the accumulation period, we will pay a death benefit. (See "Death Benefit During Accumulation Period") The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

         To compensate us for assuming these risks, we deduct from each of the sub-accounts a daily charge in an amount equal to 1.25% of the value of the variable investment accounts on an annual basis. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk. The mortality and expense risks charge is not assessed against the fixed account investment option.




TAXES

         We reserve the right to charge, or provide for, certain taxes against purchase payments, contract values or annuity payments. Such taxes may include premium taxes or other taxes levied by any government entity which we determine to have resulted from our:


We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.


                           -        establishment or maintenance of the Variable
                                    Account,

                           -        receipt of purchase payments,

                           -        issuance of the contacts, or

                           - commencement or continuance of annuity payments under the contracts.

         The State of New York does not currently assess a premium tax. In the event New York does impose a premium tax, we reserve the right to pass-through such tax to contract owners. For a discussion of premium taxes which may be applicable to non-New York residents, see "STATE PREMIUM TAXES" in the Statement of Additional Information. Premium taxes which may be applicable to non-New York residents range between 0% to 3.50%. In addition, we will withhold taxes to the extent required by applicable law.

                              FEDERAL TAX MATTERS

INTRODUCTION

         The following discussion of the Federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

         This discussion does not address state or local tax consequences associated with the purchase of a contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

         We are taxed as a life insurance company. Because the operations of the Variable Account are a part of, and are taxed with, our operations, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, we are not taxed on the investment income and capital gains of the Variable Account, but the operations of the Variable Account may reduce our Federal income taxes. For example, we may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Trust portfolios. Our use of these tax credits and deductions will not adversely affect or benefit the Variable Account. We do not anticipate that we will be taxed on the income and gains of the Variable Account in the future, but if we are, we may impose a corresponding charge against the Variable Account.

TAXATION OF ANNUITIES IN GENERAL


Gains inside the contract are usually tax-deferred until you make a withdrawal, the annuitant starts receiving annuity benefit payments, or the beneficiary receives a death benefit payment.



TAX DEFERRAL DURING ACCUMULATION PERIOD


         Under existing provisions of the Code, except as described below, any increase in the contract value is generally not taxable to the contract owner or annuitant until received, either in the form of annuity payments, or in some other form of distribution. Certain requirements must be satisfied in order for this general rule to apply, including:

         the contract must be owned by an individual (or treated as owned by an individual),

         the investments of the Variable Account must be "adequately diversified" in accordance with IRS regulations,

         we, rather than the contract owner, must be considered the owner of the assets of the Variable Account for federal tax purposes, and the contract must provide for appropriate amortization, through annuity benefit payments, of the contract's purchase payments and earnings, e.g., the pay-out period must not begin near the end of the annuitant's life expectancy.

         NON-NATURAL OWNERS. As a general rule, deferred annuity contracts held by "non-natural persons" (such as a corporation, trust or other similar entity) are not treated as annuity contracts for Federal income tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There are several exceptions to this general rule for non-natural contract owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. This special exception will not apply, however, in the case of any employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees.

         Exceptions to the general rule for non-natural contract owners will also apply with respect to:

- contracts acquired by an estate of a decedent by reason of the death of the decedent,

-        certain qualified contracts,

- certain contracts purchased by employers upon the termination of certain qualified plans,

- certain contracts used in connection with structured settlement agreements, and

- contracts purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made,not less frequently than annually, during the annuity period.

         LOSS OF INTEREST DEDUCTION WHERE CONTRACTS ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS. In the case of contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the contract. However, this interest deduction disallowance does not affect a contract if the income on the contract is treated as ordinary income that is received or accrued by the owner during the taxable year. Entities that are considering purchasing the contract, or entities that will be beneficiaries under a contract, should consult a tax advisor.

         DIVERSIFICATION REQUIREMENTS. For a contract to be treated as an annuity for Federal income tax purposes, the investments of the Variable Account must be "adequately diversified" in accordance with Treasury Department Regulations. The Secretary of the Treasury has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified." If the Variable Account failed to comply with these diversification standards, a contract would not be treated as an annuity contract for Federal income tax purposes and the contract owner would generally be taxable currently on the excess of the contract value over the premiums paid for the contract.

         Although we do not control the investments of the Trust, we expect that the Trust will comply with such regulations so that the Variable Account will be considered "adequately diversified."

         OWNERSHIP TREATMENT. In certain circumstances, a variable annuity contract owner may be considered the owner, for Federal income tax purposes, of the assets of the insurance company separate account used to support his or her contract. In those circumstances, income and gains from such separate account assets would be includible in the contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses "incidents of ownership" in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

         The ownership rights under this contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this contract has the choice of many more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. THESE DIFFERENCES COULD RESULT IN THE CONTRACT OWNER BEING TREATED AS THE OWNER OF THE ASSETS OF THE VARIABLE ACCOUNT AND THUS SUBJECT TO CURRENT TAXATION ON THE INCOME AND GAINS FROM THOSE ASSETS. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the contract as necessary to attempt to prevent contract owners from being considered the owners of the assets of the Variable Account.

         DELAYED PAY-OUT PERIODS. If the contract's pay-out period commences (or is scheduled to commence) at a time when the annuitant has reached an advanced age, (e.g., past age 85), it is possible that the contract would not be treated as an annuity for Federal income tax purposes. In that event, the income and gains under the contract could be currently includible in the owner's income.

         The remainder of this discussion assumes that the contract will be treated as an annuity contract for Federal income tax purposes and that we will be treated as the owner of the Variable Account assets.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

         In the case of a partial withdrawal, amounts received are includible in income to the extent the contract value before the withdrawal exceeds the "INVESTMENT IN THE CONTRACT." In the case of a full withdrawal, amounts received are includible in income to the extent they exceed the investment in the contract. For these purposes the investment in the contract at any time equals the total of the purchase payments made under the contract to that time (to the extent such payments were neither deductible when made nor excludible from income as, for example, in the case of certain employer contributions to qualified contracts) less any amounts previously received from the contract which were not included in income.

         Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of the contract value, is treated as a withdrawal of such amount or portion. (Loans, assignments and pledges are permitted only in limited circumstances under qualified contracts.) The investment in the contract is increased by the amount includible in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an individual transfers his or her interest in an annuity contract without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between the contract value and the investment in the contract at the time of transfer. In such a case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

         The contract provides a death benefit and two optional death benefits, each of which in certain circumstances may exceed the greater of the purchase payments and the contract value. As described elsewhere in this Prospectus, we impose certain charges with respect to the death benefit. It is possible that those charges (or some portion thereof) could be treated for Federal income tax purposes as a partial withdrawal from the contract.

         There may be special income tax issues present in situations where the owner and the annuitant are not the same person and are not married to one another. A tax advisor should be consulted in those situations.




TAXATION OF ANNUITY BENEFIT PAYMENTS

         Normally, a portion of each annuity benefit payment is taxable as ordinary income. The taxable portion of an annuity benefit payment is equal to the excess of the payment over the "EXCLUSION AMOUNT." In the case of variable annuity payments, the exclusion amount is the investment in the contract (defined above) allocated to the variable annuity option, adjusted for any period certain or refund feature, when payments begin to be made divided by the number of payments expected to be made (determined by IRS regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying the payment by the ratio of (a) to (b), where:


A portion of each annuity payment is usually taxable as ordinary income.



                  a) is the investment in the contract allocated to the fixed annuity option (adjusted for any period certain or refund feature) and



                  b) is the total expected value of fixed annuity payments for the term of the contract (determined under IRS regulations).


         A simplified method of determining the taxable portion of annuity payments applies to contracts issued in connection with certain qualified plans other than IRAs.

         Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant in his or her last taxable year.

                       TAXATION OF DEATH BENEFIT PROCEEDS

         Amounts may be distributed from a contract because of the death of an owner or the annuitant. During the accumulation period, death benefit proceeds are includible in income as follows:

         if distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above, or

         If distributed as a series of withdrawals over the beneficiary's life expectancy, they are taxable to the extent the contract value exceeds the "investment in the contract."

         During the pay-out period, where a guaranteed period exists under an annuity option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows:

         - if received in a lump sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or

         - if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includible in income.




PENALTY TAX ON PREMATURE DISTRIBUTIONS

         There is a 10% IRS penalty tax on the taxable amount of any payment from a non-qualified contract. Exceptions to this penalty tax include distributions:

         received on or after the date on which the contract owner reaches age 59-1/2;

         attributable to the contract owner becoming disabled (as defined in the tax law);

         made to a beneficiary on or after the death of the contract owner or, if the contract owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

         made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law);

         made under an annuity contract purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; or

         made with respect to certain annuities issued in connection with structured settlement agreements.


Withdrawals prior to age 59-1/2 may incur a 10% penalty tax.


A similar penalty tax, applicable to distributions from certain qualified contracts, is discussed below.

AGGREGATION OF CONTRACTS

         In certain circumstances, the amount of an annuity payment or a withdrawal from a contract that is includible in income may be determined by combining some or all of the non-qualified contracts owned by an individual. For example, if a person purchases a contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal or an annuity payment that is taxable and the amount which might be subject to the penalty tax described above.

QUALIFIED RETIREMENT PLANS

         Special tax provisions apply to qualified plans. Consult your tax advisor prior to using the contract with a qualified plan.

         The contracts are also available for use in connection with certain types of retirement plans, including IRAs, which receive favorable treatment under the Code ("QUALIFIED PLANS"). Numerous special tax rules apply to the participants in qualified plans and to the contracts used in connection with qualified plans. Therefore, no attempt is made in this Prospectus to provide more than general information about use of the contract with the various types of qualified plans. Brief descriptions of various types of qualified plans in connection with which we may issue a contract are contained in Appendix C to this Prospectus. Appendix C also discusses certain potential tax consequences associated with the use of the contract with certain qualified plans, including IRAs, which should be considered by a purchaser. If you intend to use the contract in connection with a qualified plan you should consult a tax advisor.

         The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain qualified contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax advisor and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for that contribution, are limited under qualified plans.

         If the contract is used in connection with a qualified plan, the owner and annuitant must be the same individual. If a co-annuitant is named, all distributions made while the annuitant is alive must be made to the annuitant. Also, if a co-annuitant is named who is not the annuitant's spouse, the annuity options which are available may be limited, depending on the difference in ages between the annuitant and co-annuitant. Additionally, for contracts issued in connection with qualified plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the owner will have rights in the contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the contract.

         In addition, special rules apply to the time at which distributions to the owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. These minimum distribution requirements may affect your ability to use GRIP or GRIP II in connection with certain qualified plans, including IRAs. They also affect the restrictions that may be imposed by the owner on the timing and manner of payment of death benefits to the owner's designated beneficiaries or the period of time over which a designated beneficiary may extend payment of the death benefits under the contract. Failure to comply with minimum distribution requirements applicable to qualified plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan. In the case of IRAs (other than Roth
IRAs), distributions of minimum amounts (as specified in the tax law) to the owner must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70-1/2. In the case of certain other qualified plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain qualified plans, including IRAs, after the owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the owner's spouse, or an individual other than the owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your beneficiary wishes to extend over a period of time the payment of the death benefits under your contract, please consult a tax advisor.


         There is also a 10% IRS penalty tax on the taxable amount of any payment from certain qualified contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a "SIMPLE retirement account" during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement (as defined in the tax law) maintained by the individual's employer.)

There are exceptions to this penalty tax which vary depending on the type of qualified plan. In the case of an "Individual Retirement Annuity" or an "IRA," including a "SIMPLE IRA," exceptions provide that the penalty tax does not apply to a payment:


                  received on or after the date on which the contract owner reaches age 59-1/2,

                  received on or after the owner's death or because of the owner's disability (as defined in the tax law), or made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law).

         These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other qualified plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs taken after December 31, 1997 which are used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.

         When issued in connection with a qualified plan, a contract will be amended as generally necessary to conform to the requirements of the plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we will not be bound by terms and conditions of qualified plans to the extent those terms and conditions contradict the contract, unless we consent

DIRECT ROLLOVERS

         If the contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, any "ELIGIBLE ROLLOVER DISTRIBUTION" from the contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such qualified plans, excluding certain amounts such as (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) certain hardship withdrawals.

         Under these requirements, Federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the contract, discussed below, the owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, the person entitled to the distribution elects to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

LOANS

         A loan privilege is available only to owners of contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA. The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) contracts are complicated, you should consult your tax advisor before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

         Federal tax law also requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Interest will be charged on your loan amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

         When you request a loan, we will reduce your investment in the investment accounts and transfer the amount of the loan to the "LOAN ACCOUNT," a part of our general account. You may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the investment accounts in accordance with the rules for making partial withdrawals (see "WITHDRAWALS"). When a loan is repaid, the appropriate amount of the repayment will be transferred from the loan account to the investment accounts. You may designate the investment accounts to which a repayment is to be allocated. Otherwise, the repayment will be allocated in the same manner as your purchase payments are currently being allocated.

         The amount of any unpaid loans will be deducted from the death benefit otherwise payable under the contract. In addition, loans, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your contract value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your contract value will be greater than it would have been had no loan been outstanding.

We may be required to withhold amounts from some payments for Federal income tax payments.





FEDERAL INCOME TAX WITHHOLDING


         We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a contract unless the person receiving the distribution notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and rollovers from non-Roth IRAs to Roth
IRAs) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

                                 GENERAL MATTERS

PERFORMANCE DATA


We may advertise our investment performance


         Each of the sub-accounts may quote total return figures in its advertising and sales materials. PAST PERFORMANCE FIGURES ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE OF ANY SUB-ACCOUNT. The sub-accounts may advertise both "standardized" and "non-standardized" total return figures. Standardized figures will include average annual total return figures for one, five and ten years, or from the inception date of the relevant sub-account of the Variable Account (if that period since inception is shorter than one of those periods). Non-standardized total return figures also may be quoted, including figures that do not assume redemption at the end of the time period. Non-standardized figures may also include total return numbers from the inception date of the portfolio or ten years, whichever period is shorter. Where the period since inception is less than one year, the total return quoted will be the aggregate return for the period.

         Average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of that purchase payment on the last day of the period for which the return is calculated. The aggregate total return is the percentage change (not annualized) that equates a purchase payment to the market value of such purchase payment on the last day of the period for which the return is calculated. For purposes of the calculations it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated. For total return figures quoted for periods prior to the commencement of the offering of the contract, standardized performance data will be the historical performance of the Trust from the date the applicable sub-account of the Variable Account first became available for investment under other contracts that we offer, adjusted to reflect current contract charges. In the case of non-standardized performance, performance figures will be the historical performance of the Trust from the inception date of the portfolio (or in the case of the Trust portfolios created in connection with the merger of Manulife Series Fund, Inc. into the Trust, the inception date of the applicable predecessor Manulife Series Fund, Inc. portfolio), adjusted to reflect current contract charges.

ASSET ALLOCATION AND TIMING SERVICES

         We are aware that certain third parties are offering asset allocation and timing services in connection with the contracts. In certain cases we have agreed to honor transfer instructions from such asset allocation and timing services where we have received powers of attorney, in a form acceptable to us, from the contract owners participating in the service. However, the contract is not designed for professional market timing organizations or other entities or persons engaging in programmed, frequent or large exchanges (collectively, "market timers") to speculate on short-term movements in the market since such activity may be disruptive to the Trust portfolios and increase their transaction costs. Therefore, in order to prevent excessive use of the exchange privilege, we reserve the right to (a) reject or restrict any specific purchase and exchange requests and (b) impose specific limitations with respect to market timers, including restricting exchanges by market timers to certain variable investment options (transfers by market timers into or out of fixed investment options is not permitted). WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.




DISTRIBUTION OF CONTRACTS


We pay broker-dealers to sell the contracts.


         Manulife Financial Securities is a Delaware limited liability company that is controlled by Manulife USA. Manulife Financial Securities is the principal underwriter and exclusive distributor of the contracts. Manulife Financial Securities is a broker-dealer registered under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers and is duly appointed and licensed as our insurance agent. Manulife Financial Securities is located at 73 Tremont Street, Boston, Massachusetts 02108.

         We have entered into an Underwriting and Distribution Agreement with Manulife Financial Securities where we appointed Manulife Financial Securities the principal underwriter and exclusive representative for the distribution of all insurance products and authorized Manulife Financial Securities to enter into agreements with selling broker-dealers and general agents for the distribution of the products. Sales of the contracts will be made by registered representatives of broker-dealers authorized by us and Manulife Financial Securities to sell the contracts. Those registered representatives will also be our licensed insurance agents. With respect to the contract described in this prospectus, Manulife Financial Securities will pay distribution compensation to selling broker-dealers in varying amounts which under normal circumstances are not expected to exceed 6% of purchase payments plus 1% of the contract value per year commencing one year after each purchase payment.

CONTRACT OWNER INQUIRIES

         Your inquiries should be directed to our Annuity Service Office mailing address at The Manufacturers Life Insurance Company of New York, Annuity Service Office, P.O. Box 9013, Boston, Massachusetts 02205-9013.

CONFIRMATION STATEMENTS

         You will be sent confirmation statements for certain transactions in your account. You should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to our Annuity Service Office. If you fail to notify our Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

LEGAL PROCEEDINGS

         There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither we nor Manulife Financial Securities are involved in any litigation that is of material importance to either, or that relates to the Variable Account.

VOTING INTEREST

         As stated above under "The Trust" we will vote shares of the Trust portfolios held in the Variable Account at shareholder meetings according to voting instructions received from the persons having the voting interest under the contracts.

         Accumulation Period. During the accumulation period, the contract owner has the voting interest under a contract. The number of votes for each portfolio for which voting instructions may be given is determined by dividing the value of the investment account corresponding to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio.

         Pay-out Period. During the pay-out period, the annuitant has the voting interest under a contract. The number of votes as to each portfolio for which voting instructions may be given is determined by dividing the reserve for the contract allocated to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio.

         Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a contract will usually decrease after commencement of annuity payments. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

REINSURANCE ARRANGEMENTS

         We utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no contract owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations.

                                   APPENDIX A

                                  SPECIAL TERMS

         The following terms as used in this Prospectus have the indicated meanings:

         ACCUMULATION UNIT - A unit of measure that is used to calculate the value of the variable portion of the contract before the maturity date.

         ACCUMULATION PERIOD - The period between the issue date of the contract and the maturity date of the contract. During this period, purchase payments are typically made to the contract by the owner.

         ANNUITANT - Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the contract owner names more than one person as an "annuitant," the second person named shall be referred to as "co-annuitant." The "annuitant" and "co-annuitant" will be referred to collectively as "annuitant." The "annuitant" is as designated on the contract or certificate specification page, unless changed.

         ANNUITY OPTION - The method selected by the contract owner (or as specified in the contract if no selection is made) for annuity payments made by us.

         ANNUITY SERVICE OFFICE - The mailing address of the service office is P.O. Box 9013, Boston, Massachusetts 02205-9013.

         ANNUITY UNIT - A unit of measure that is used after the maturity date to calculate variable annuity payments.

         BENEFICIARY - The person, persons or entity entitled to the death benefit under the contract upon the death of a contract owner or, in certain circumstances, an annuitant. The beneficiary is as specified in the contract or certificate specifications page, unless changed. If there is a surviving contract owner, that person will be deemed the beneficiary.

         CERTIFICATE - The document issued to each owner which summarizes the rights and benefits of the owner under the contract.

         CONTINGENT BENEFICIARY - The person, persons or entity to become the beneficiary if the beneficiary is not alive. The contingent beneficiary is as specified in the application, unless changed.

         CONTRACT ANNIVERSARY - In the case of an individual annuity contract, the anniversary of the contract date. For a group contract, the anniversary of the date of issue of a certificate under the contract.

         CONTRACT DATE - The date of issue of the contract.

         CONTRACT VALUE - The total of the investment account values and, if applicable, any amount in the loan account attributable to the contract.

         CONTRACT YEAR - The period of twelve consecutive months beginning on the contract date or any anniversary thereof.

         DEBT - Any amounts in the loan account attributable to the contract plus any accrued loan interest. The loan provision is applicable to certain qualified contracts only.

         DUE PROOF OF DEATH - Due Proof of Death is required upon the death of the contract owner or annuitant, as applicable. One of the following must be received at the Annuity Service Office within one year of the date of death:

(a)      A certified copy of a death certificate;

(b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

(c)      Any other proof satisfactory to us.

Death benefits will be paid within 7 days of receipt of due proof of death and all required claim forms at the our Annuity Service Office.

         FIXED ANNUITY - An annuity option with payments which are predetermined and guaranteed as to dollar amount.

         GENERAL ACCOUNT - All the assets of the Manulife New York other than assets in separate accounts.

         INVESTMENT ACCOUNT - An account established by us which represents a contract owner's interest in an investment option prior to the maturity date.

         INVESTMENT ACCOUNT VALUE - The value of a contract owner's investment in an investment account.

         INVESTMENT OPTIONS - The investment choices available to contract owners.

         LOAN ACCOUNT - The portion of the general account that is used for collateral when a loan is taken.

         MATURITY DATE - The date on which annuity benefits commence. The maturity date is the date specified on the contract or certificate specifications page and is generally the first day of the month following the later of the annuitant's 85th birthday or the tenth contract anniversary, unless changed.

         NET PURCHASE PAYMENT - The purchase payment less the amount of premium tax.

         NON-QUALIFIED CERTIFICATES - Certificates issued under non-qualified Contracts.

         NON-QUALIFIED CONTRACTS - Contracts which are not issued under qualified plans.

         OWNER OR CONTRACT OWNER - The person, persons (co-owner) or entity entitled to all of the ownership rights under the contract. The owner has the legal right to make all changes in contractual designations where specifically permitted by the contract. The owner is as specified in the contract or certificate specifications page, unless changed.

         PAY-OUT PERIOD - The pay-out period is the period when we make annuity benefit payments to you.

         PORTFOLIO - A separate investment portfolio of the Trust, a mutual fund in which the Variable Account invests, or of any successor or additional mutual funds.

         PURCHASE PAYMENT - An amount paid to us by a contract owner as consideration for the benefits provided by the contract.

         QUALIFIED CONTRACTS - Contracts issued under qualified plans.

         QUALIFIED PLANS - Retirement plans which receive favorable tax treatment under Section 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

         SEPARATE ACCOUNT - A segregated account of Manulife New York that is not commingled with the Manulife New York's general assets and obligations.

         SUB-ACCOUNT(S) - One or more of the sub-accounts of the Variable Account. Each sub-account is invested in shares of a different portfolio.

         VALUATION DATE - Any date on which the New York Stock Exchange is open for business and the net asset value of a portfolio is determined.

         VALUATION PERIOD - Any period from one valuation date to the next, measured from the time on each such date that the net asset value of each portfolio is determined.

         VARIABLE ACCOUNT - The Variable Account, which is a separate account of Manulife New York.

         VARIABLE ANNUITY - An annuity option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified sub-accounts.

                                   APPENDIX B

EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE

EXAMPLE 1 - Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the contract is completely withdrawn, based on hypothetical contract values.

CONTRACT           HYPOTHETICAL               FREE
  YEAR               CONTRACT              WITHDRAWAL           PAYMENTS                   WITHDRAWAL
                      VALUE                  AMOUNT            LIQUIDATED                    CHARGE
                                                                                  --------------------------
                                                                                   PERCENT            AMOUNT
------------------------------------------------------------------------------------------------------------
   1                  55,000                5,000 (a)            50,000              6%                3,000
   2                  50,500                5,000 (b)            45,500              5%                2,275
   3                  60,000               10,000 (c)            50,000              4%                2,000
   4                  70,000               20,000 (d)            50,000              0%                     0

----------

(a) During any contract year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the contract less any prior partial withdrawals in that contract year. In the first contract year the earnings under the contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (contract value less free withdrawal amount).

(b) In the example for the second contract year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments ($50,000 X 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (contract value less free withdrawal amount).

(c) In the example for the third contract year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (contract value less free withdrawal amount).

(d) There is no withdrawal charge on any payments liquidated that have been in the contract for at least 3 years.

EXAMPLE 2 - Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the second contract year of $2,000, $5,000, $7,000, and $8,000.

      HYPOTHETICAL             PARTIAL             FREE                                          WITHDRAWAL
        CONTRACT              WITHDRAWAL         WITHDRAWAL         PAYMENTS                       CHARGE
         VALUE                REQUESTED           AMOUNT           LIQUIDATED            ----------------------------
                                                                                          PERCENT              AMOUNT
---------------------------------------------------------------------------------------------------------------------

         65,000                 2,000            15,000 (a)                0                 5%                   0
         49,000                 5,000             3,000 (b)            2,000                 5%                 100
         52,000                 7,000             4,000 (c)            3,000                 5%                 150
         44,000                 8,000                 0 (d)            8,000                 5%                 400

----------

(a) The free withdrawal amount during any contract year is the greater of the contract value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that contract year. For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

(b) The contract has negative accumulated earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current contract year, the remaining free withdrawal amount during the third contract year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(c) The contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 < 0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(d) The free withdrawal amount is zero since the contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next contract year the full 10% of payments would be available again for withdrawal requests during that year.

                                   APPENDIX C

                              QUALIFIED PLAN TYPES

         Set forth below are brief descriptions of the types of qualified plans in connection with which we will issue contracts. Certain potential tax consequences associated with use of the contract in connection with qualified plans are also described. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions. Persons intending to use the contract in connection with qualified plans should consult their tax advisor.

                  INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. The contract may not, however, be used in connection with an "Education IRA" under Section 530 of the Code.

         IRAs generally may not provide life insurance coverage, but they may provide a death benefit that equals the greater of the premiums paid and the contract value. The contract provides death benefit options that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that the contract's death benefit could be viewed as providing life insurance coverage with the result that the contract would not be viewed as satisfying the requirements of an IRA. This could result in adverse tax consequences to the Owner.

                  SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. As discussed above (see "Individual Retirement Annuities"), there is some uncertainty regarding the treatment of the contract's death benefit for purposes of the tax rules governing IRAs (which would include SEP-IRAs).

                  SIMPLE IRAS. Section 408(p) of the Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the proper characterization of the contract's death benefit for purposes of the tax rules governing IRAs (which would include SIMPLE IRAs). Employers intending to use the contract in connection with such plans should seek competent advice.

                  ROTH IRAS. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in certain respects.

         Among the differences are that contributions to a Roth IRA are not deductible and "qualified distributions" from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the owner was made. Second, the distribution must be:

-        made after the owner attains age 59-1/2;

-        made after the owner's death;

-        attributable to the owner being disabled; or

-        a qualified first-time homebuyer distribution within the meaning of
         Section 72(t)(2)(F) of the Code.

         In addition, distributions from Roth IRAs need not commence when the owner attains age 70-1/2 . A Roth IRA may accept a "qualified rollover contribution" from a non-Roth IRA, but a Roth IRA may not accept rollover contributions from other qualified plans.

         As described above (see "Individual Retirement Annuities"), there is some uncertainty regarding the proper characterization of the contract's death benefit for purposes of the tax rules governing IRAs (which include Roth IRAs). Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. If you intend to use the contract in connection with a Roth IRA, you should seek competent tax advice.

                  CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contracts in order to provide benefits under the plans. The contract provides death benefit options that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that the IRS could characterize the death benefit as an "incidental death benefit." There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the contract in connection with such plans should seek competent advice.

                  TAX-SHELTERED ANNUITIES. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the contracts. In particular, purchasers should consider that the contract provides death benefit options that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that the IRS could characterize the death benefit as an "incidental death benefit." If so, the contract owner could be deemed to receive currently taxable income. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

         Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

         - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

         -        earnings on those contributions, and

         - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of the year beginning before January 1, 1989.

These amounts can be paid only if the employee has reached age 59-1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the contract value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)

                                      E-2